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                                                                   EXHIBIT 10.02

                           NOTE SUBSCRIPTION AGREEMENT

                  Up to $150,000,000 Aggregate Principal Amount
                       of Variable Rate Subordinated Notes
                    Due 15 Years from Original Issuance Date

                                   MBIA, INC.

                                                               December 27, 2001

MBIA, Inc.
113 King Street
Armonk, New York 10504

Ladies and Gentlemen:

      Swiss Re Financial Products Corporation, a Delaware corporation ("SRFPC"), and XXXXX, a Delaware corporation ("XXXXX"), and together with SRFPC, the "Providers"), and Swiss Re Capital Markets Corporation, a Delaware corporation, as agent for the Providers ("SRCMC"), hereby confirm their agreement with MBIA, Inc., a Connecticut corporation (the "Company"), with respect to the future issue and sale by the Company, and the commitments for purchase by the Providers, subject to the terms and conditions set forth herein, of up to $150,000,000 aggregate principal amount of Variable Rate Subordinated Notes Due 15 Years from Original Issuance Date (the "Notes") of the Company. Capitalized terms used herein shall have the meanings attributed thereto in Section 1 hereof.

      The Providers understand that on any day during the Commitment Period on which Incurred Losses exceed the Trigger Point (each such date, a "Trigger Date") but in no event more frequently than once every 30 days, subject to the terms and conditions stated herein, the Company shall have the right to require the Providers to purchase Notes in an aggregate principal amount equal to the amount by which Incurred Losses on such Trigger Date exceed the Trigger Point as of such Trigger Date, minus the aggregate principal amount of Notes sold to the Providers prior to such Trigger Date, but in no event exceeding the amount of the Available Commitment in effect at such time. No Provider shall be obligated to purchase more than its Pro Rata Share of the Notes. Incurred Losses shall be determined in respect of certain financial guaranty insurance policies issued by any of MBIA Insurance Corporation ("MBIA Corp."), MBIA Assurance, S.A., Capital Markets Assurance Corporation, MBIA Insurance Corp. of Illinois and any other financial guaranty company wholly owned by, or consolidated on the balance sheet of, MBIA Corp. or the Company (collectively, the "Insurers"), as described in greater detail herein.

      The Providers understand that the Company may agree to issue, from time to time, additional commitments for the purchase of Notes in excess of $150,000,000 aggregate principal amount to one or more subsequent providers (each, a "Subsequent Provider"), although SRFPC

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and XXXXX shall have no obligation to purchase such additional commitments. The
Company acknowledges and agrees that the Providers may also request that all or a portion of the Commitments evidenced by this Agreement be assigned to Subsequent Providers; provided, however, that in no event shall the aggregate Commitments of SRFPC be less than $50,000,000.

      1.    Definitions. Except as otherwise defined herein and except where
            -----------
the context otherwise requires, the following terms shall have the following meanings:

            "AAA" has the meaning given to such term in Section 14.

            "Affiliate" shall mean any management employee or director of the Company or any Subsidiary, or holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such management employees, directors or 5% stockholders or members of their immediate families.

            "Agreement" means this Note Subscription Agreement.

            "Available Commitment" means, as of any date of determination during the Commitment Period, the amount of the Commitments, minus (i) the face amount of Notes sold to the Providers or with respect to which a Note Issuance Request has been given to the Providers and not rescinded before such date (it being understood that if for any reason one or more Providers defaults on its Commitments to purchase Notes on any Closing Date, such defaulting Provider's Pro Rata Share of the Available Commitment shall be increased by the aggregate principal amount of Notes such Provider failed to purchase), and (ii) any reduction of the Commitments by the Company as set forth in Section 2(c), plus the amount
                                                               ----
      of any Notes redeemed pursuant to Sections 2(g) or 3(c).

            "Average Investment Rating" means the weighted average of the issue credit ratings of the investments held in the investment portfolio by MBIA Corp. (measured by the then-current fair market value of such investments), as determined by S&P or Moody's (or if neither of S&P or Moody's is then providing such service, another NRSRO then providing such service), where (i) a debt rating of AAA or Aaa equals 1.0, AA or Aa equals 2.0, A or A equals 3.0, BBB or Baa equals 4.0 and any rating below BBB or Baa equals 7.0, respectively; (ii) a short term issue credit rating of A-1+ and P-1 equals 2.0, A-1 and P-1 equals 2.5, and A-2 and P-2 equals 4; (iii) a debt rating by the NAIC of NAIC 1 equals 2, NAIC 2 equals 4 and NAIC 3 equals 7, but only if any such NAIC-rated debt has not otherwise been rated by S&P or Moody's; (iv) any unrated money market mutual fund equals 3, and (v) any investment not rated as set forth in the foregoing clauses (i) through (iv) equals 10. In the event that S&P or Moody's do not have equivalent ratings within the investment class described in the foregoing clause (i), the lower of the two ratings shall apply, and in the event that only one NRSRO issues ratings within such investment class, such single rating shall apply.

            "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law,

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      regulation or executive order to close in The City of New York, New York and that is also a London Banking Day.

            "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

            "Case Basis Reserves" means the specific, identified loss reserves established by an Insurer to cover estimated losses on policies for which such Insurer has determined that it is likely to incur losses.

            "Change in Control" means, with respect to any Person, the acquisition by any other Person, or any two or more other Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of such Person (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of such Person entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency.

            "Claims Paying Ratio" means (i) the aggregate outstanding net debt service insured by the Reference Portfolio Insurers divided by (ii) the sum of (A) the aggregate statutory capital (including contingency reserves, if any) of the Reference Portfolio Insurers, (B) the aggregate unearned premium reserve (calculated on an after tax basis) of the Reference Portfolio Insurers, (C) the aggregate statutory loss and loss adjustment expense reserves of the Reference Portfolio Insurers, (D) the aggregate present value of future installment premiums (calculated on an after tax basis on the same basis as the Company calculates adjusted book value for external reporting purposes) of the Reference Portfolio Insurers, and (E) the aggregate face amount of soft capital facilities (including, without limitation, "stop loss" reinsurance facilities, bank facilities, letters of credit, the Commitments under this Agreement or similar facilities) available to the Company or any such Reference Portfolio Insurer which would make available to Company or any such Reference Portfolio Insurer funds to cover losses under any policies issued by any Reference Portfolio Insurer.

            "Closing Date" means each date scheduled for the delivery of, and payment for, Notes underlying the Commitments, pursuant to a Note Issuance Request properly delivered to the Providers.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" has the meaning ascribed to such term in Section 5(a)(13).

            "Commitments" means the obligation of the Providers to purchase an aggregate principal amount of Notes from time to time during the Commitment Period not to

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      exceed the amount set forth on Schedule A, provided that the obligation of each Provider shall not exceed its Pro Rata Share of the Commitments.

            "Commitment Fee" means any commitment fee payable by the Company to a Provider pursuant to a Note Commitment Fee Agreement.

            "Commitment Period" means the period from and including the Effective Date to, but excluding, the Commitment Termination Date.

            "Commitment Termination Date" means the earliest to occur of (i) purchase by the Providers of an aggregate principal amount of Notes equal to the Commitments, (ii) the tenth anniversary of the date of this Agreement, and (iii) such other termination of the Commitments as provided herein.

            "Company" means MBIA, Inc., a Connecticut corporation.

            "Covenant Default" has the meaning ascribed to such term in Section 7(c).

            "Covenant Default Rate" has the meaning ascribed to such term in
      Section 7(c).

            "Debt to Capital Ratio" with respect to any Person means, as of the end of any fiscal quarter, the ratio, determined on a consolidated basis on such date, of (i) the aggregate outstanding Indebtedness of such Person on such date, to (ii) the aggregate outstanding Indebtedness of such Person on such date, plus Shareholders' Equity, plus, the accumulated
                           ----                       ----
      amount, if any, by which Incurred Losses exceed earned premium plus investment income, as reported by the Reference Portfolio Insurers in their respective statutory financial statements, from the Effective Date to the end of such fiscal quarter.

            "Default Fee" has the meaning ascribed to such term in Section 7(c).

            "Default Rate" has the meaning ascribed to such term in Section
      7(c).

            "Effective Date" means December 27, 2001.

            "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in

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      clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Company or such Subsidiary and with respect to liabilities arising after such period for which the Company or such Subsidiary could be liable under the Code or ERISA.

            "ERISA Event" means (i) a "reportable event" within the meaning of
      Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA;
      (iv) the withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, penalties, taxes or related charges under Section 4975 of the Code or under Section 502(i) of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the
      Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

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            "Event of Default" has the meaning ascribed to such term in Section
      10.

            "Event of Suspension" has the meaning ascribed to such term in
      Section 9.

            "Exercise Date" means any date on which the Company sends a Note Issuance Request to the Providers to purchase Notes.

            "GAAP" means generally accepted accounting principles in the United States, applied consistently.

            "Incurred Losses" means, as of any Exercise Date, the aggregate amount during the period commencing on the Effective Date to and including such Exercise Date of (i) claims on the Reference Portfolio paid by any of the Reference Portfolio Insurers, net of any Reinsurance with respect to any such claims, plus (ii) the change since the Effective Date in the
                       ----
      aggregate amount of Case Basis Reserves net of expected recoveries in effect with respect to the Reference Portfolio on such Exercise Date established by any of the Reference Portfolio Insurers in accordance with statutory accounting standards, net of any Reinsurance, plus (iii) loss
                                                              ----
      adjustment expense on the Reference Portfolio, minus (iv) recoveries by a
                                                     -----
      Reference Portfolio Insurer of any portion of amounts paid under the foregoing clauses (i) and (iii).

            "Indebtedness" of any Person as of any date shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture or similar instrument, (ii) all Capital Lease Obligations of such Person, and (iii) all liabilities secured by any lien on any property owned by such Person, even though such Person has not assumed or otherwise become liable for the payment thereof; provided, however, that
                                                       --------  -------
      such term shall not include municipal investment agreements, municipal repurchase agreements or securities loaned or sold under agreements to repurchase.

            "Insurers" has the meaning ascribed to such term in the second introductory paragraph.

            "Licenses" has the meaning ascribed to such term in Section 5(a)(4).

            "LIBOR" has the meaning ascribed to such term in Exhibit 2(a)-1.

            "London Banking Day" means a day on which commercial banks are open for business (including dealings in United States dollars) in London.

            "Loss Adjustment Amount" has the meaning ascribed to such term in
      Section 2(g).

            "Material Adverse Effect" means (i) a material adverse change in, or a material adverse effect upon, the business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, which results, or with the giving of notice or lapse of time would result, in a material impairment of the ability of the Company to perform under this Agreement or any related transaction documents, or (ii) a

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      material adverse effect upon the legality, validity, binding effect or enforceability against the Company of this Agreement or any related transaction documents.

            "MBIA Corp." has the meaning ascribed to such term in the second introductory paragraph.

            "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

            "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

            "NAIC" means the ratings office of the National Association of Insurance Commissioners.

            "Net Insured Face Amount" means, with respect to any insured obligation, the notional par amount of such insured obligation, minus the
                                                                      -----
      amount of such insured obligation subject to Reinsurance. As used herein, "Net Insured Face Amount" includes all notional amounts of insured credit derivatives but excludes all other insured derivatives.

            "1933 Act" means the Securities Act of 1933, as amended.

            "1934 Act" means the Securities Exchange Act of 1934, as amended.

            "1940 Act" means the Investment Company Act of 1940, as amended.

            "Note Commitment Fee Agreements" means any agreement between the Company and any Provider with respect to the payment of Commitment Fees.

            "Note Issuance Request" has the meaning ascribed to such term in
      Section 2(a).

            "Notes" shall have the meaning as defined in the first introductory paragraph.

            "NRSRO" means a nationally recognized statistical rating organization.

            "Original Issuance Date" means, with respect to any issuance of Notes, the date when any such Notes are issued and sold in accordance with this Agreement.

            "Parties" has the meaning given to such term in Section 14.

            "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

            "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

            "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land

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      trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

            "Portfolio Certificate" has the meaning ascribed to such term in
      Section 7(a)(6).

            "Pro Rata Share", with respect to each Provider, means the percentage set forth opposite such Provider on Schedule A.

            "Providers" has the meaning as defined in the first introductory paragraph.

            "Ratings Non-Compliance Period" means the period commencing on the date that the Company's senior unsecured debt ratings by S&P or Moody's are reduced to A+/A1 or lower, respectively, or the date that any Reference Portfolio Insurer's insurance financial strength ratings by S&P or Moody's are reduced to AA+/Aa1 or lower, respectively, and ending on the date that the ratings of the Company and the Reference Portfolio Insurers increase to AA-/Aa3 or higher and AAA/Aaa, respectively.

            "Redemption Amount" has the meaning ascribed to such term in Section 2(g).

            "Redemption Date" has the meaning ascribed to such term in Section 2(g).

            "Reference Portfolio" means all financial guaranty insurance policies issued by any of the Reference Portfolio Insurers or reinsurance assumed by any of such Reference Portfolio Insurers. Notwithstanding the foregoing, "Reference Portfolio" shall not include insurance or reinsurance of unsecured obligations of Southern California Edison Company and Pacific Gas and Electric Company, until such time, if any, as any such unsecured obligation is upgraded to a rating of Baa3/BBB- or better by Moody's and S&P, respectively, and such obligation maintains such ratings for a period of 6 months.

            "Reference Portfolio Insurer" means all Insurers other than those Insurers which the Company has advised the Providers in writing are "excluded Insurers" for purposes of determining the Reference Portfolio, provided that MBIA Corp. remains at all times a Reference Portfolio Insurer.

            "Reinsurance" means any reinsurance agreement or arrangement under which a third party reinsures any individual or related group of policies on a quota share or non-proportional basis, but excluding any reinsurance of the type customarily referred to as "stop loss."

            "Senior Indebtedness" means Indebtedness of the Company outstanding as of the Effective Date, or thereafter created, for all liabilities senior to or pari passu with money borrowed from banks, insurance companies and other financial institutions, unless the instrument creating or evidencing such Indebtedness provides that such Indebtedness is not senior to the Notes.

            "Shareholders' Equity" of any Person at any date means such number as calculated in accordance with GAAP as of such date.

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            "S&P" means Standard & Poor's Ratings Services, a division of The
      McGraw-Hill Companies, Inc. or any successor thereto.

            "SRCMC" has the meaning as defined in the first introductory paragraph.

            "Structuring Fee" means the structuring fee payable by the Company to SRCMC pursuant to the Structuring Fee Agreement.

            "Structuring Fee Agreement" means the agreement of even date herewith between the Company and SRCMC, setting forth the Structuring Fee payable by the Company to SRCMC.

            "Subsequent Provider" has the meaning as defined in the third introductory paragraph.

            "Subsidiary" means any corporation or other entity with a GAAP net worth in excess of $10 million of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other Subsidiaries.

            "Tangible Net Worth" means, as at any date for any Person, the sum of the following with respect to such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP):

                  (i)   Shareholders' Equity; minus
                                              -----

                  (ii) the net present value of any liabilities due to the PBGC or to any Employee Benefit Plan under Section 412 of the Code,
            Section 302 of ERISA or Title IV of ERISA (to the extent not otherwise deducted in the calculation of Shareholders' Equity); minus
            -----

                  (iii) the book value of all intangible assets.

            "Termination Date" means December 27, 2011.

            "Trigger Date" has the meaning ascribed to such term in the second introductory paragraph.

            "Trigger Point" means, as of any date with respect to the Reference Portfolio, the sum of (i) 0.10% of the aggregate Net Insured Face Amount of the domestic public finance general obligation portfolio, plus (ii)
                                                                   ----
      0.30% of aggregate Net Insured Face Amount of the domestic public finance non-general obligation portfolio, plus (iii) 0.30% of the aggregate Net
                                        ----
      Insured Face Amount of the portion of the international structured finance and domestic structured finance portfolios which are rated triple A (explicitly or via a "shadow" rating) by all (and in no event less than one) NRSROs which rate such obligations, plus (iv) 0.50% of the aggregate
                                               ----
      Net Insured Face Amount of the portion of the domestic structured finance portfolio which is not rated triple A by all (and in no event less than one) NRSROs, plus (v) 0.70% of the aggregate Net Insured
                                   ----
      Face Amount of the domestic health care and domestic investor-owned utility portfolios, plus (vi) 0.80% of the aggregate Net Insured Face
                          ----
      Amount of the Reference Portfolio not included in (i) through (v) above, in each case determined as of the close of business on December 31 of the preceding calendar year.

            "US$" or "$" means United States Dollars. To the extent any losses, liabilities or other amounts described or referred to in this Agreement are stated or denominated in currencies other than United States Dollars, such losses, liabilities or amounts shall be stated, for purposes of this Agreement, in their respective United States Dollar equivalents as shown in the Company's financial statements.

      2.    Subscription. (a) General. Subject to the terms and conditions
            ------------      -------
contained herein, including, without limitation, Section 2(g) below, each Provider hereby irrevocably subscribes for and agrees to purchase Notes in an aggregate principal amount not to exceed its Pro Rata Share of the Commitments. Upon the occurrence of any Trigger Date occurring during the Commitment Period, the Company may request in writing (a "Note Issuance Request") that each Provider purchase its Pro Rata Share of the Notes in an aggregate principal amount which shall equal the amount by which Incurred Losses on such Trigger Date exceed the Trigger Point as of such Trigger Date, minus the aggregate
                                                       -----
principal amount of Notes issued and sold to the Providers prior to such Trigger Date; provided that the principal amount of the Notes issued at any time during the Commitment Period shall not exceed the Available Commitment then in effect. The Company shall make each Note Issuance Request in the manner set forth in
Section 3 of this Agreement. The Notes shall be issued in the form of, and upon the terms set forth in, the form of Note attached hereto as Exhibit 2(a)-1. Each
Note issued pursuant to this Agreement shall have a maturity of 15 years from the Original Issuance Date applicable to such Note and shall bear interest at a rate of LIBOR plus the applicable Margin, as such terms are defined in Exhibit 2(a)-1.

      (b)   Limitations. Each Note Issuance Request by the Company during the
            -----------
Commitment Period shall be in aggregate increments of $5,000,000 or integral multiples of $1,000,000 in excess thereof (or in the event that the Available Commitment at such time is less than such amounts, the amount of the Available Commitment). The Company shall not make more than one Note Issuance Request during any 30 calendar day period.

      (c)   Reduction of Commitments. The Commitments may be permanently reduced
            ------------------------
(i) at the option of the Company, upon 10 Business Days' written notice to the Providers, in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or in the event that the Available Commitment at such time is less than such amounts, the amount of the Available Commitment). The Commitments of any Provider shall terminate on the earliest to occur of (i) upon the occurrence of an Event of Default referred to in Sections 10(e) and 10(f), (ii) at the option of such Provider, upon the occurrence of any other Event of Default, and (iii) on the Termination Date. In the case of clause (ii) above, such termination shall take effect upon the date of written notice from such Provider to the Company. The Available Commitment shall be permanently reduced on each Original Issuance Date in an amount equal to the purchase price of the Notes purchased on such date (subject to increase in accordance with the provisions of Section 2(g)).

      (d) Payment of Structuring Fee. On the effective date of any commitments
          --------------------------
to purchase Notes, SRCMC shall be deemed to have earned, and the Company shall pay to SRCMC, the Structuring Fee. The Structuring Fee shall be incurred by the Company only once, on the applicable effective date.

      (e) Payment of Fees. On the Effective Date, and on each anniversary
          ---------------
thereafter during the Commitment Period, each Provider shall be deemed to have earned, and the Company shall pay to such Provider, its Pro Rata Share of the Commitment Fee, as set forth in the Note Commitment Fee Agreements.

      (f) Ranking. The Notes will be subordinated in right of payment to all
          -------
Senior Indebtedness. The subordination of the Notes to Senior Indebtedness shall not affect the obligation of the Company to make, or prevent the Company from making, other than as provided in the Notes, payments at any time of principal of, premium, if any, or interest on the Notes.

      (g) Provider's Redemption Option. Following any Exercise Date, in the
          ----------------------------
event that there shall be a reduction (the "Loss Adjustment Amount") in the Incurred Losses as set forth in the Note Issuance Request applicable to such Exercise Date (as a result of the reduction of Case Basis Reserves, recoveries or other adjustments, whether determined upon review by the Company or by a Provider pursuant to Section 3(c) below), each Provider shall have the right to require the Company to redeem a principal amount of Notes equal to its Pro Rata Share of the Loss Adjustment Amount (the "Redemption Amount"). Such redemption shall be made on the form of notice attached to such Note and shall occur on the date (the "Redemption Date") stated therein, which shall be not less than 5 Business Days after the date of such notice. The Company shall redeem such portion of Notes in cash at a purchase price equal to 100% of the Redemption Amount plus accrued and unpaid interest on the Redemption Amount to, but excluding, the Redemption Date. If on any Redemption Date the Company does not have sufficient funds to pay the Redemption Amount to any Provider, the Notes underlying such payment obligation shall continue to accrue interest at the applicable rate plus the Default Rate provided by Section 7(c) of this Agreement, until such time as the Redemption Amount is paid in full. In such event, the Company's obligation to redeem the Notes shall be deferred until the first Business Day on which the Company shall have sufficient funds, at which time the Company shall pay the Redemption Amount immediately to the Providers.

      3.  Method of Exercise and Redemption. (a) Funding of Commitments will
          ---------------------------------
generally be scheduled to occur on a specified date, as mutually agreed upon by the Company and the Providers, within 5 to 10 Business Days after the Providers receive a Note Issuance Request (as defined below). In no event, however, shall a Closing Date occur more than 20 Business Days after receipt of a Note Issuance Request unless all parties otherwise agree.

      (b) In the event that the Company desires to make a Note Issuance Request in connection with any Trigger Date occurring during the Commitment Period, the Company shall deliver such Note Issuance Request (in the form attached hereto as Exhibit 3) to the Providers, in accordance with the notice provisions of Section
13. Each Note Issuance Request shall specify (i) the aggregate purchase price for the Notes to be issued, (ii) the amount of the Incurred Losses and the Trigger Point as of the Exercise Date and (iii) the proposed Closing Date, which shall not be less than 5 Business Days or more than 20 Business Days after the date of receipt of the Note Issuance Request.

      (c) Within 20 Business Days after any Closing Date, the Providers shall be permitted reasonable access to loss records of the Company and its applicable Subsidiaries relating to the Incurred Losses referred to in the applicable Note Issuance Request (including, without limitation, policy files, claim files, and loss and loss reserve files, or information and personnel, during normal business hours of the Company and its applicable Subsidiaries). If any Provider determines that any information or calculations contained in, or delivered with, the Note Issuance Request, or any of the representations and warranties made, or documents delivered, on the Closing Date in respect of such Note Issuance Request, were materially inaccurate or misleading, and such defect, if known, would have prevented the Closing Date from occurring, such Provider shall have the right, subject to the dispute resolution provisions contained in Section 14 hereof, to require the Company to redeem any such Notes pursuant to Section 2(g).

      (d) The Providers shall make available, on the applicable Closing Date (or the next following Business Day if such Closing Date is not a Business Day), by wire transfer of immediately available funds, in U.S. dollars, the aggregate purchase price specified in the Note Issuance Request (less any fees deducted as provided in the next sentence), against the delivery by the Company of the Notes. On any Closing Date, the purchase price payable to the Company with respect to the Notes to be issued on such date shall be reduced by the aggregate amount of any Structuring Fee, Commitment Fees, Default Fees or any other charges, fees or other costs hereunder which remain unpaid as of such Closing Date.

      4.  Closings. Delivery of and payment for the Notes which are required to
          --------
be delivered on any applicable Closing Date shall be made at the offices of the Providers set forth in Section 13 (or such other place as may be determined by agreement among the Company, the Providers and SRCMC), at 10:00 a.m., New York time, on such Closing Date. Delivery of such Notes shall be made against payment of the purchase price to the order of the Company in immediately available funds by transfer to an account designated by the Company or by such other means as shall be acceptable to the Company, the Providers and SRCMC. Payment for the Notes shall be subject to delivery on the Closing Date of a certificate (in the form of Exhibit 4 attached hereto) signed by the Chief Financial Officer, Treasurer or Controller of the Company, certifying compliance with the conditions set forth in Section 12(b).

      5.  Representations and Warranties of the Company and its Subsidiaries.
          ------------------------------------------------------------------
(a) The Company, on its behalf and on behalf of each of its Subsidiaries, represents and warrants to the Providers and SRCMC as of the date hereof that:

               (1)  Existence and Qualification. The Company has been duly
                    ---------------------------
          incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut with full corporate power and authority to enter into and perform its obligations under this Agreement and to own its properties and conduct its business as currently being conducted. The Company is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

               (2) Existence and Qualification of Reference Portfolio Insurers.
                   -----------------------------------------------------------
          Each Reference Portfolio Insurer has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and conduct its business as currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Reference Portfolio Insurer have been duly authorized and are validly issued, fully paid and non-assessable and, except for qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Reference Portfolio Insurer was issued in violation of preemptive or other similar rights of any securityholder of such Reference Portfolio Insurer.

               (3) No Material Changes. Since the date of filing of the
                   -------------------
          Company's Annual Report on Form 10-K for the year ended December 31, 2000, except as otherwise stated therein or in any subsequently filed Quarterly Report on Form 10-Q, or as disclosed in any subsequently filed Current Report on Form 8-K filed prior to the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, operations, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

               (4) Regulatory Matters. The Insurers have all requisite licenses,
                   ------------------
          permits and authority that are necessary for the conduct of their respective insurance businesses, except where the failure to obtain such licenses, permits or authorities would not have a Material Adverse Effect (collectively, "Licenses"), such Licenses are in full force and effect, and no proceeding is pending or, to the Company's knowledge, threatened to suspend, revoke or limit any such License.

               (5) Binding Obligations. The acceptance of the subscription
                   -------------------
          hereof by the Company, as evidenced by its signature on the signature page of this Agreement, and the execution, delivery and performance of this Agreement will have been duly authorized by all necessary action on behalf of the Company, and this Agreement, by virtue of such acceptance, will, upon approval hereof by the Company's Board of Directors, be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to or affecting the enforcement of creditors' rights generally or by equitable principles.

               (6) Options or Rights with Respect to Insurers. There are (i) no
                   ------------------------------------------
          outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of any Insurer and (ii) no obligations or securities convertible into or exchangeable for shares of any stock of any Insurer or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities.

               (7) Absence of Litigation. There are no legal or governmental
                   ---------------------
          proceedings pending to which the Company or any Insurer is a party or of which any property of the Company or any Insurer is the subject, and which, if determined adversely to the Company or any Insurer could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened nor has the Company been informed that it or an Insurer is the subject of an investigation by governmental authorities. There are no outstanding orders, judgments, injunctions or decrees of any governmental authority against the Company or any Insurer.

               (8) No Violation or Conflict. Neither the Company nor any Insurer
                   ------------------------
          has any knowledge that it is, or with the giving of notice or passage of time or both, would be, in breach or violation of any of the terms or provisions of or in default under (i) any statute, rule or regulation applicable to the Company or any Subsidiary, (ii) any indenture, contract, lease, mortgage, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Subsidiary is a party or by which it may be bound, (iii) its certificate of incorporation, by-laws or other organizational documents, and (iv) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary except, with respect to breaches, violations or defaults contemplated by clauses (i), (ii), (iii) or (iv), for such breaches, violations or defaults that could not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under or accelerate obligations under (w) any material statute, rule or regulation applicable to the Company or any Subsidiary, (x) any indenture, contract, mortgage, lease, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Subsidiary is a party or by which it is bound, (y) the Company's or any Subsidiary's certificate of incorporation or by-laws or (z) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties; provided, however, that no breach of the foregoing representation and warranty shall be deemed to have occurred if such breach arises from a failure by the Company to satisfy a debt leverage test as a consequence of the issuance of the Notes.

               (9)  Compliance with 1940 Act. The Company is not an "investment
                    ------------------------
          company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

               (10) Compliance with 1933 Act. It is not necessary in connection
                    ------------------------
          with the offering of the Commitments or the underlying Notes, to register the Commitments or such Notes under the 1933 Act or to qualify and indenture under the Trust Indenture Act of 1939, as amended. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid authorization, issuance, sale and delivery of the Commitments or the underlying Notes, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, which the Company represents have been complied with, and any other requirements applicable to subscribers for Commitments, as to which the Company makes no representation.

               (11) No General Solicitation. None of the Company or any
                    -----------------------
          Affiliate or any Person acting on its behalf (other than SRCMC, as to which no representation is made) has (A) engaged, in connection with the offering of subscriptions for the Commitments, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the 1933 Act), or (B) solicited offers for, or offered or sold, subscriptions for the Commitments and the underlying Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 5 of the 1933 Act.

               (12) Employee Benefit Plans.
                    ----------------------

                    (i) The Company and each of its Subsidiaries are in compliance with all applicable provisions and requirements of ERISA, the Code and the regulations and published interpretations thereunder with respect to each of their Employee Benefit Plans, and have performed all their obligations under each of their Employee Benefit Plans, except where the failure to comply or perform would not have a Material Adverse Effect. Each Employee Benefit Plan maintained by the Company and its Subsidiaries which is intended to qualify under Section 401(a) of the Code is so qualified.

                    (ii) No ERISA Event has occurred or is reasonably expected to occur, except where such occurrence would not have a Material Adverse Effect.

               (13) 1934 Act Compliance. The Company's most recent Annual Report
                    -------------------
          filed on Form 10-K and its Quarterly Reports filed on Form 10-Q and any Current Reports filed on Form 8-K filed after the date of such Form 10-K, at the time they were filed with the U.S. Securities and Exchange Commission (the

          "Commission") and as of the Effective Date, complied and comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act and, at the Effective Date, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Company, on its behalf and on behalf of each of its Subsidiaries, shall be deemed to have represented to each Provider as of each Closing Date that:

               (1) Existence and Qualification. The Company has been duly
                   ---------------------------
          incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut with full corporate power and authority to enter into and perform its obligations under this Agreement including, without limitation, the issuance and sale of the Notes, and to own its properties and conduct its business as currently being conducted. The Company is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

               (2) Existence and Qualification of Reference Portfolio Insurers.
                   -----------------------------------------------------------
          Each Reference Portfolio Insurer has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and conduct its business as currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Reference Portfolio Insurer have been duly authorized and are validly issued, fully paid and non-assessable and, except for qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Reference Portfolio Insurer was issued in violation of preemptive or other similar rights of any securityholder of such Reference Portfolio Insurer.

               (3) Binding Obligations. The acceptance of the subscription
                   -------------------
          hereof by the Company as evidenced by its signature on the signature page of this Agreement, the execution, delivery and performance of this Agreement and the issuance of the Notes, will have been duly authorized by all necessary action on behalf of the Company, and this Agreement, by virtue of such acceptance, and the Notes will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to or affecting the enforcement of creditors' rights generally or by equitable principles.

               (4) Options or Rights with Respect to Insurers. There are (i) no
                   ------------------------------------------
          outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of any Insurer and (ii) no obligations or securities convertible into or exchangeable for shares of any stock of any Insurer or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities.

               (5) Compliance with 1940 Act. The Company is not an "investment
                   ------------------------
          company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

               (6) Compliance with 1933 Act. Assuming the Notes are issued and
                   ------------------------
          sold in the manner provided for herein, it is not necessary in connection with the issuance and sale of the Notes underlying the Commitments, to register such underlying Notes under the 1933 Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid authorization, issuance, sale and delivery of such underlying Notes, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, which the Company represents have been complied with, and any other requirements applicable to purchasers of Notes, as to which the Company makes no representation.

               (7) No General Solicitation. None of the Company or any Affiliate
                   -----------------------
          or any Person acting on its behalf (other than SRCMC, as to which no representation is made) has (A) engaged, in connection with the offering of the underlying Notes, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the 1933 Act), or (B) solicited offers for, or offered or sold, the underlying Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 5 of the 1933 Act.

               (8) Employee Benefit Plans.
                   ----------------------

                   (i) The Company and each of its Subsidiaries are in
               compliance with all applicable provisions and requirements of ERISA, the Code and the regulations and published interpretations thereunder with respect to each of their Employee Benefit Plans, and have performed all their obligations under each of their Employee Benefit Plans, except where the failure to comply or perform would not have a Material Adverse Effect. Each Employee Benefit Plan maintained by the Company and its Subsidiaries which is intended to qualify under Section 401(a) of the Code is so qualified.

                    (ii) No ERISA Event has occurred or is reasonably expected to occur, except where such occurrence would not have a Material Adverse Effect.

     6.   Representations and Warranties of Providers. Each Provider, severally
          -------------------------------------------
and not jointly, represents and warrants to the Company as of the date hereof, and as of each Closing Date (excluding the first clause in the first sentence in Section 6(b)), as follows:

     (a)  Existence and Qualifications of Provider. The Provider is a
          ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Provider has the full corporate power and authority to execute and deliver this Agreement, and to perform its obligations under, and consummate the transactions contemplated by, this Agreement, including, without limitation, the purchase of the Notes pursuant to the making of a Note Issuance Request by the Company as described in this Agreement.

     (b)  No Violation or Conflict. The execution and delivery of this Agreement
          ------------------------
by the Provider, and the performance of the Provider under this Agreement, do not violate or conflict with any applicable law, any provision of the Provider's organizational documents or any order or judgment of any court or other government agency applicable to the Provider, or any contractual restriction binding upon or affecting the Provider.

     (c)  Consents. All governmental and other consents that are required to
          --------
have been obtained by the Provider with respect to the execution and delivery of this Agreement have been obtained by the Provider and are in full force and effect and all conditions of any such consents have been complied with.

     (d)  Investment Representation. The Provider understands that the
          -------------------------
Commitments and the issuance of the underlying Notes upon the making by the Company of a Note Issuance Request under this Agreement have not been and will not be registered under the 1933 Act and the underlying Notes will be issued in reliance upon exemptions form the registration requirements of the 1933 Act. The Provider represents that (a) it is executing its Commitment and acquiring any underlying Notes solely for its own account, for investment purposes only, and not with a view to distribution, fractionalization or resale thereof, except as otherwise permitted under this Agreement, (b) it will not sell or otherwise dispose of its Commitment or any underlying Notes except in compliance with the registration requirements or exemption provisions of applicable securities laws including the 1933 Act, (c) it has not relied on the Company for any explanation of the application of the various U.S. state and federal securities laws with regard to the execution of its Commitment or the acquisition of the underlying Notes, (d) it has access to complete information regarding the business and finances of the Company, and has received, read and understood the contents of the Company's SEC filings, (e) it has such knowledge and experience in business and financial matters that it has been able to fully understand and completely evaluate the risks and merits of acquiring its Commitment and holding any underlying Notes, (f) it is able to bear the economic risk and limitation in liquidity of its Commitment and of an investment in the Notes, (g) it has reviewed all documents furnished to it in connection with the investment in the Commitments and the underlying Notes contemplated hereby, (h) it is an "accredited investor" as such term is defined in Regulation D, as amended, under the 1933 Act, (i) it is not a broker-dealer subject to Regulation T of the United States Federal Reserve Board, (j) in making its decision to acquire the Commitments and the underlying Notes, it has relied upon independent investigations made by it and, to the extent believed by it to be appropriate, its representatives, in addition to the representations and warranties and agreements of the Company contained herein, and (k) it and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the purchase of the Commitments and the underlying Notes and to obtain any additional information which it or its representatives deem necessary.

     (e)  Binding Obligations. The execution of this Agreement has been duly
          -------------------
authorized by all necessary corporate action of the Provider, and this Agreement
(a) constitutes the legal, valid and binding obligation of the Provider, and (b) is enforceable against the Provider in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application).

     7.   Covenants and Agreements of the Company. (a) The Company covenants and
          ---------------------------------------
agrees with the Providers for the duration of the Commitment Period and for so long as any Notes remain outstanding that:

          (1) Audited Financial Statements of the Company. The Company shall
              -------------------------------------------
          deliver to the Providers, within ten Business Days after the filing of its Form 10-K with the Commission, income statements for such fiscal year, balance sheets as of the end of such fiscal year and statements of cash flows for such fiscal year, together with such notes thereto as are appropriate, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the independent public accountants of the Company. The parties hereto agree that delivery of the Company's Form 10-K will satisfy such information requirements, as long as the information required under this paragraph is contained in such Form 10-K. Notwithstanding the foregoing, in the event that the Company is no longer a publicly held company, the Company shall deliver the information required under this paragraph within 90 days of the end of such fiscal year.

          (2) Audited Financial Statements of MBIA Corp. The Company shall cause
              -----------------------------------------
          MBIA Corp. to deliver to the Providers, within ten Business Days after the filing of any statutory financial statements, income statements for such fiscal year, balance sheets as of the end of such fiscal year and statements of cash flows for such fiscal year, together with such notes thereto as are appropriate, prepared in accordance with applicable statutory accounting principles consistently applied (except as noted in the audit comments thereto) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the independent public accountants of MBIA Corp. The parties hereto agree that the delivery of MBIA Corp's statutory financial statements will satisfy such information requirements, as long as the information required under this paragraph is contained therein. Notwithstanding the foregoing, the Company shall deliver the information required under this paragraph no later than 70 days after the end of such year.

          (3) Unaudited Financial Statements of the Company. The Company shall
              ---------------------------------------------
          deliver to the Providers, within ten Business Days after the filing of a Form 10-Q by the Company with the Commission, unaudited income statements for such quarter and the current fiscal year to date and unaudited balance sheets as of the end of such quarter, along with statements of profits and losses and cash flows for such quarter and the current fiscal year to date, prepared in accordance with GAAP (except for the omission of financial statement footnotes and subject to recurring year-end adjustments), certified by the Chief Financial Officer, Treasurer, or Controller of the Company. The parties hereto agree that the delivery of the Company's Form 10-Q will satisfy such information requirements, as long as the information required under this paragraph is contained in such Form 10-Q.

          (4) Unaudited Financial Statements of MBIA Corp. The Company shall
              -------------------------------------------
          cause MBIA Corp. to deliver to the Providers, within ten Business Days after the filing of any statutory financial statements, unaudited income statements for such quarter and the current fiscal year to date and unaudited balance sheets as of the end of such quarter, along with statements of profits and losses and cash flows for such quarter and the current fiscal year to date, prepared in accordance with applicable statutory accounting principles consistently applied (except as noted in the audit comments thereto), certified by the Chief Financial Officer, Treasurer, or Controller of MBIA Corp. The parties hereto agree that the delivery of MBIA Corp.'s statutory financial statements will satisfy such information requirements, as long as the information required under this paragraph is contained therein.

          (5) Other Informational Filings. The Company shall deliver to the
              ---------------------------
          Providers, within ten Business Days after the filing of any Form 8-K (or any successor form) of the Company with the Commission, copies of such Form 8-K or successor form.

          (6) Certification; Officer's Certificates. The quarterly and annual
              -------------------------------------
          reports described in Sections 7(a)(1) through 7(a)(4) shall be certified by the Chief Financial Officer, Treasurer, or Controller of the Company or MBIA Corp., as the case may be. Such certified financial information shall be submitted with a certificate of the Chief Financial Officer, Treasurer, or Controller of the Company (the "Portfolio Certificate") setting forth (i) (A) annually, the insured obligations comprising the Reference Portfolio, and (B) quarterly, any insured obligations added to the Reference Portfolio since the annual certification described in foregoing clause (A) most recently delivered to the Providers, and (ii) calculating in reasonable detail as of the date of the most recent financial statements described in Sections 7(a)(1) through 7(a)(4), (A) annually, the Trigger Point, (B) quarterly, to the extent published or otherwise provided by the Company, "Quarterly Operating Supplemental Statements" (as currently reflected on the Company's world wide web page), (C) quarterly, so long as the Commitments are outstanding, cumulative Incurred Losses, including Case Basis Reserves during the Commitment Period (to the extent not otherwise required to be delivered hereunder), (D) quarterly, evidence of occurrence, amount of Case Basis Reserves (to the extent not otherwise required to be delivered hereunder), and (E) quarterly, a certification that no default of the nature contemplated in Section 7(a)(7) below or Event of Default has occurred, or if any such event has occurred, the nature and extent of such default or Event of Default.

          (7)  Notice of Default. The Company shall deliver to the Providers
               -----------------
          notice of an event of default or similar event as defined in any mortgage, indenture, instrument or agreement under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount in excess of $25,000,000, whether such Indebtedness now exists or shall hereafter be created, promptly, but in any event within 3 Business Days after the Company's first knowledge of the occurrence thereof.

          (8)  Compliance with ERISA. The Company shall, and shall cause all of
               ---------------------
          its Subsidiaries to, comply with all applicable laws, regulations and similar requirements of governmental authorities relating to ERISA, the Code and the PBGC, except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued, or where failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect. Any breach of this covenant shall be deemed to have been cured upon the delivery by the Company to the Providers of correspondence or other evidence from the Department of Labor, PBGC, Internal Revenue Service or other governmental authority having jurisdiction over such matter, establishing that any fines have been paid or such matter has otherwise been fully resolved.

          (9)  Notice of ERISA Event. The Company shall deliver to the Providers
               ---------------------
          notice of an ERISA Event promptly, but in any event within 10 Business Days of the Company's first knowledge of the occurrence of such ERISA Event.

          (10) Books, Records and Inspections. The Company shall, and shall
               ------------------------------
          cause each of its Subsidiaries to, permit any authorized representatives designated by SRCMC or the Providers to visit the offices of the Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

          (11) GAAP and Statutory Records. The Company shall maintain systems of
               --------------------------
          accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of financial statements in conformity with GAAP. The Insurers shall maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of statutory financial statements prepared in accordance with applicable statutory accounting principles consistently applied. Any breach of this covenant shall be deemed to have been cured upon the delivery by the Company to the Providers of a letter from the Company's independent auditors stating that the Company's or the relevant Insurer's accounting systems satisfy the requirements of this Section 7(a)(11).

          (12) Insurance. The Company shall, and shall cause each of its
               ---------
          Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry, except where the failure to so maintain such insurance would not result in a Material Adverse Effect.

          (13) Corporate Franchises. The Company and each Insurer will at all
               --------------------
          times preserve and keep in full force and effect its existence as a corporation, limited partnership or limited liability company, as the case may be, and all rights and franchises material to its business, including its qualification to do business in each state where it is required by law to so qualify.

          (14) Payment of Obligations. The Company and each of the Reference
               ----------------------
          Portfolio Insurers shall perform, observe, comply and fulfill all of their respective payment obligations contained in any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which it is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, except where the failure to so perform, observe, comply and fulfill would not have a Material Adverse Effect.

          (15) Rating. The Company shall use its best efforts to obtain and
               ------
          maintain a rating on the Notes from the Securities Valuation Office of the National Association of Insurance Commissioners.

          (16) Further Assurances. The Company and its Subsidiaries shall, from
               ------------------
          time to time, execute and deliver such documents, agreements and reports, and perform such acts as SRCMC or the Providers at any time may reasonably request to carry out the purposes and otherwise implement the terms and provisions provided for in this Agreement.

     (b)  Grace Periods. In the event that the Company defaults in the
          -------------
performance of the affirmative covenants described in Sections 7(a)(6)(ii)(E) and 7(a)(7), the Company shall be entitled to a grace period of 5 Business Days after the occurrence of such event. In the event that the Company defaults in the performance of any other affirmative covenants described in

Section 7(a), the Company shall be entitled to a grace period of 30 Business Days after the occurrence of such event.

     (c) In the event that the Company fails to observe or perform any covenant, condition or agreement to be observed under the affirmative covenants in Section 7(a) in any material respect and such failure to observe or perform such affirmative covenant continues uncured for a period beyond the applicable grace period described in Section (7)(b) (a "Covenant Default"), the Company shall pay to each Provider ((x) without notice from the Providers, in the case of Covenant Defaults relating to Sections 7(a)(7) through 7(a)(9) and 7(a)(11) through 7(a)(16), and (y) upon request of the Providers (such notice to be given in accordance with Section 13), in the case of Covenant Defaults relating to Sections 7(a)(1) through 7(a)(6) and 7(a)(10)), such Provider's Pro Rata Share of a fee (a "Default Fee") calculated from the initial date of the event causing the Covenant Default (the "Covenant Default Date") to the date such Covenant Default is cured, by multiplying the Available Commitment at such time by the applicable rate (a "Default Rate") multiplied by the number of days the Covenant Default is continuing during the applicability of such Default Rate divided by
365. The Default Rate upon the occurrence of a Covenant Default shall be 1% per annum. The Company shall pay the Default Fee to the Providers at the end of each calendar month (with respect to such month or any part thereof) following the Default Date and any remaining unpaid Default Fees upon the date such Covenant Default has been cured. Notwithstanding the foregoing, in the event that the Company has provided the quarterly information certificate required by Section 7(a)(6) to the Providers within the specified time period, and the Providers determine that such certificate or any required enclosures are incomplete, the Providers shall give notice thereof, describing in reasonable detail to the Company any deficiencies therein. In such event, the applicable Default Fee shall accrue from the date of the Providers' notice, rather than the Covenant Default Date, and shall be payable upon the Company's failure to provide such requested information in full within 15 Business Days after the date of the Providers' notice.

     8.   Commitment Fee Covenants. (a) The Company, on its behalf and on behalf
          ------------------------
of its Subsidiaries, covenants and agrees with the Providers that:

          (1)  Investment Covenant. At all times during the Commitment Period,
               -------------------
          the Company and its Subsidiaries, taken as a whole, shall maintain an Average Investment Rating of 2.25 or less. In calculating the Average Investment Rating, the Company may exclude (i) up to 5% of the aggregate fair market value, as determined in good faith by the Treasurer or the Chief Financial Officer of the Company, of the investments of the Company and its Subsidiaries, taken as a whole, and
          (ii) any investments determined in good faith by the Treasurer or the Chief Financial Officer of the Company to constitute "investment agreement portfolio assets".

          (2)  Debt Covenant. At all times during the Commitment Period, the
               -------------
          Company shall not permit its Debt to Capital Ratio, as determined at the end of any fiscal quarter, to be greater than 27.6%.

          (3) Claims Paying Covenant. At all times during the Commitment Period,
              ----------------------
          the Reference Portfolio Insurers shall maintain a Claims Paying Ratio of less than or equal to 100.

     (b) If during any Ratings Non-Compliance Period occurring during the Commitment Period, the Company and its Subsidiaries, taken as a whole, fail to meet any of the commitment fee covenants described in Section 8(a), then the Commitment Fees shall be increased by 0.25% per annum, accruing from the first day of such Ratings Non-Compliance Period until the earlier to occur of (i) the date such failure to meet the commitment fee covenants is cured and (ii) such Rating Non-Compliance Period ends. The Company shall pay the increased Commitment Fees to the Providers at the end of each calendar month (with respect to such month or any part thereof) and any remaining unpaid increased Commitment Fees upon the earlier to occur of (i) the date such failure to meet the commitment fee covenants is cured and (ii) the Ratings Non-Compliance Period ends.

     9.   Event of Suspension. Upon (a) a default in payment beyond any
          -------------------
applicable grace period with respect to (i) the Notes (including a default in payment of any Redemption Amount), or (ii) any Indebtedness (other than the Notes) of the Company or any of its Subsidiaries in excess of $25,000,000, or
(b) the failure of the Company or MBIA Corp. to deliver to the Providers the quarterly and annual reports required under Sections 7(a) of this Agreement after receiving written notice from the Providers and after the lapse of any applicable grace period in respect thereof (each, an "Event of Suspension"), the Company's right to make a Note Issuance Request and the Providers' obligation to purchase Notes shall be suspended until such time, if any, as such Event of Suspension is cured or waived in its entirety by such Provider. Upon the cure or waiver in full of the Event of Suspension, the Company's right to make a Note Issuance Request and the Providers' obligation to purchase Notes shall be reinstated and exist as if no such Event of Suspension had occurred. Notwithstanding the foregoing, upon the occurrence of an Event of Suspension, the Default Fee shall continue to accrue and be payable to the Providers as set forth in Section 7(c).

     10.  Events of Default. Any of following conditions or events shall
          -----------------
constitute an event of default (each, an "Event of Default") under this
Agreement:

     (a)  Breach of Representations and Warranties. Any representation or
          ----------------------------------------
warranty contained in Section 5(a) shall not be true, complete and correct in any material respect on the date as of which made;

     (b)  Failure to Pay Fees. Failure by Company to pay the Structuring Fee,
          -------------------
Commitment Fees (including such amount payable under Section 8(b)) or Default Fees after the later of (i) 5 Business Days after receipt of notice by registered U.S. mail, return receipt requested, properly given pursuant to
Section 13, or (ii) 45 days after their due date;

     (c)  Payment Default. Default in payment beyond any applicable grace period
          ---------------
with respect to any Indebtedness of the Company or any of its Subsidiaries in excess of $25,000,000, whether such Indebtedness now exists or shall hereafter be created, which results in the obligation becoming due and payable prior to the date on which it would otherwise have become due and payable or upon the basis of which the obligation is declared by the holders thereof to be due and payable prior to the date on which it would otherwise have become due and payable;

     (d)  Non-Monetary Default. An event of default or like or similar event,
          --------------------
other than failure to pay as described in clause (c) above, as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or any of its Subsidiaries that is outstanding in an aggregate principal amount in excess of $25,000,000, whether such Indebtedness now exists or shall hereafter be created, shall happen and such Indebtedness shall upon such ground become or be declared due and payable prior to the date on which it would otherwise have become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged;

     (e)  Insolvency or Voluntary Bankruptcy. (i) The Company or any one or
          ----------------------------------
more of the Reference Portfolio Insurers shall have an order for relief entered with respect to it or commence a voluntary case under federal bankruptcy law or under any other applicable bankruptcy, insolvency or similar state or federal law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Company or any one or more of the Reference Portfolio Insurers shall make any assignment for the benefit of creditors, or (ii) the Company or any one or more of the Reference Portfolio Insurers shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due, or (iii) the Board of Directors of the Company or any one or more of the Reference Portfolio Insurers (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) or (ii) above or in Section 10(f) below;

     (f)  Involuntary Bankruptcy. The entry by a court having jurisdiction in
          ----------------------
the premises of (i) a decree or order for relief in respect of the Company or any one or more of the Reference Portfolio Insurers in an involuntary case or proceeding under federal bankruptcy law or any other applicable federal or state law, or (ii) a decree or order adjudging the Company or any one or more of the Reference Portfolio Insurers bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any one or more of the Reference Portfolio Insurers under federal bankruptcy or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any one or more of the Reference Portfolio Insurers or of any substantial part of the property of any of them, or ordering the winding up or liquidation of any of their affairs or (iii) there shall be commenced against the Company or any one or more of the Reference Portfolio Insurers any case, proceeding or other action seeking issuance of a warrant, attachment, execution, discharge or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

     (g)  Failure to Maintain Tangible Net Worth. The Company shall fail to
          --------------------------------------
maintain a consolidated Tangible Net Worth in excess of $300,000,000;

     (h)  Consolidation, Merger, Sale of Assets. The Company or any of its
          -------------------------------------
Subsidiaries shall wind up, liquidate or dissolve its or their affairs, experience a Change in Control, enter into any transaction of merger or consolidation, or sell, convey, transfer or otherwise dispose of all or substantially all of its or any of their assets to any Person, or agree to do any of the foregoing at a future time during which this Agreement is in effect or any Notes are outstanding, which results in a default or Event of Default under this Agreement or results in a Ratings Non-Compliance Period which commences during the 180 days following such event. Notwithstanding the foregoing, the following shall not constitute an Event of Default under this clause (h):

          (1) sales or dispositions of assets by the Company or any of its Subsidiaries in the ordinary course of business;

          (2) sales or dispositions of assets by the Company or any of its Subsidiaries which singly or in the aggregate, in the case of insurance assets, have a GAAP book value on the date of disposition that constitute less than 15% of the sum of the Company's consolidated Shareholders' Equity, or in the case of non-insurance assets, in unlimited amounts at their fair market value, where fair market value has been determined by a nationally recognized investment banking or appraisal firm and set forth in a fairness opinion of such firm addressed to the Providers;

          (3) the merger or consolidation of the Company or any of its Subsidiaries with or into, or liquidation into, any other of its Subsidiaries or the Company, as the case may be, so long as such Subsidiary (in the case of a merger or consolidation not involving the Company) or the Company is the surviving Person; and

          (4) the delivery by the Company to the Providers, prior to the proposed action, of a written confirmation from S&P or Moody's confirming that the consummation of such proposed action would not result in a downgrade or withdrawal of the rating assigned to the Company by such NRSRO.

(It is understood and agreed that upon any transfer of all or substantially all of the assets of the Company in accordance with the foregoing clauses (1) through (4), the successor Person formed by such transfer shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein.)

     11.  Conditions to the Company's Obligations. The obligations of the
          ---------------------------------------
Company hereunder shall be subject to, at and as of the Effective Date, the satisfaction of the following conditions:

     (a) The Company shall have received an executed counterpart of this Agreement from each of the Providers.

     (b) The Company shall have received from Sidley Austin Brown & Wood LLP or in-house counsel of any Provider an opinion (or, if any Provider is a non-U.S. entity, an opinion of its in-house counsel or local counsel) dated the Effective Date and addressed to the Company, S&P and Moody's, substantially to the effect that this Agreement (i) constitutes the legal, valid and binding obligation of the Providers, and (ii) is enforceable against the Providers in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application). In rendering its opinion, Sidley Austin Brown & Wood LLP (or such other counsel) may rely upon the opinions of in-house counsel to the Providers as to the due authorization, execution and delivery by such Provider of this Agreement.

     12.  Conditions to the Providers' Commitments. (a) The several commitments
          ----------------------------------------
of the Providers hereunder shall be subject to the satisfaction of the following conditions (with the following conditions (1)-(4) to be satisfied at and as of the Effective Date and conditions (5) and (6) to be satisfied as promptly thereafter as possible):

          (1) The Company shall have accepted the subscription contained herein and the Providers shall have received an executed counterpart of this Agreement.

          (2) The Providers shall have received from the general counsel for the Company, an opinion, dated the Effective Date, substantially in the form of Exhibit 12(a)(2) hereto.

          (3)  The Providers shall have received a certificate in the form of
          Exhibit 12(a)(3), dated the Effective Date, and certified by the Chief Financial Officer, Treasurer or Controller of the Company to the effect that:

               (i) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before the Effective Date; and

               (ii) The representations and warranties of the Company contained in Section 5(a) herein are true, complete, and correct at and as of the Effective Date.

          (4) The Company shall have made all material filings required under applicable state and/or federal securities laws in connection with the transactions contemplated by this Agreement. The Company shall have received all other authorizations, consents, approvals, licenses, filings and registrations required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

          (5) The Providers shall have received a certificate (or equivalent customary documentation, with respect to non-U.S. entities) of the appropriate public official in the jurisdiction of organization of the Company and the Reference Portfolio Insurers as to the due organization and good standing of the Company and the Reference Portfolio Insurers together with a certified copy (or equivalent customary documentation, with respect to non-U.S. entities) of the organizational documents of the Company and the Reference Portfolio Insurers and shall have received certificates of appropriate public officials of each other jurisdiction in which the Company and each Reference Portfolio Insurer is required to qualify to do business as a foreign organization as to the due qualification and good standing of the Company and each Reference Portfolio Insurer.

          (6) The Providers shall have received a copy, certified by the Secretary of the Company, of the actions of the Board of Directors of the Company, authorizing, ratifying and approving the Note Subscription Agreement in the form as executed on December 27, 2001, including the issuance of the Commitments and the underlying Notes.

     (b) The several commitments of the Providers, at and as of each Closing Date, shall be subject to the following conditions:

          (1) The Providers shall have received from the general counsel for the Company, an opinion, dated as of each Closing Date, substantially in the form of Exhibit 12(b)(1) hereto.

          (2) The Providers shall have received the Note Issuance Request from the Company.

          (3)  The Providers shall have received a certificate in the form of
          Exhibit 4, dated such Closing Date, certified by the Chief Financial Officer, Treasurer or Controller of the Company to the effect that:

               (i) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Section 12(b) on such Closing Date; and

               (ii) The representations and warranties of the Company contained in Section 5(b) hereof are true and correct at and as of such Closing Date.

          (4) At and as of such Closing Date, there shall not have occurred and been continuing an Event of Default or Event of Suspension.

          (5) The Company shall have made all material filings required under applicable state and/or federal securities laws in connection with the issuance of the Notes on such Closing Date.

          (6) The Providers shall have received a certificate of the appropriate public official in the jurisdiction of organization of the Company and the Reference Portfolio Insurers as to the due organization and good standing of the Company and the Reference Portfolio Insurers, together with a certified copy of any amendments to the organizational documents of the Company and the Reference Portfolio Insurers filed after any previous delivery of such documents to the Providers.

          (7) No action, suit or other third-party proceeding by or before any governmental authority shall have resulted in the issuance of an order or other similar action enjoining the issuance of the Notes.

          (8)  The Providers shall have received their respective Notes.

         13.      Notices. Any notice or other communication required or
                  -------
permitted under this Agreement shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally or by facsimile transmission, receipt confirmed, (b) twenty-four (24) hours after sending it by a nationally recognized overnight delivery service, or (c) five (5) Business Days after mailing, if sent by certified, registered or express mail, postage prepaid, if properly addressed or directed to such party at the appropriate address or facsimile number set forth below (or at such other address or facsimile number as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13):

                  If to the Company:

                  MBIA, Inc.
                  113 King Street
                  Armonk, New York 10504
                  Attn:  Chief Financial Officer
                  Telephone No.:  914-765-3490
                  Fax No.:  914-765-3080

                  with a copy to:

                  MBIA, Inc.
                  113 King Street
                  Armonk, New York 10504
                  Attn: General Counsel
                  Telephone No.:  914-765-3945
                  Fax No.:  914-765-3919

                  If to Swiss Re Capital Markets Corporation:

                  55 East 52/nd/ Street
                  New York, NY 10055
                  Attention: Treasurer
                  Telephone No.:  (212) 317-5400
                  Fax No.:  (212) 317-5450

                  with a copy to:

                  Swiss Re Capital Markets Corporation
                  55 East 52/nd/ Street
                  New York, NY 10055
                  Attention: General Counsel
                  Telephone No.:  (212) 317-5400
                  Fax No.:  (212) 317-5450

                  If to Swiss Re Financial Products Corporation:

                  55 East 52/nd/ Street
                  New York, NY 10055
                  Attention: Treasurer
                  Telephone No.:  (212) 317-5400
                  Fax No.:  (212) 317-5450

                  with a copy to:

                  Swiss Re Financial Products Corporation
                  55 East 52/nd/ Street
                  New York, NY 10055
                  Attention: General Counsel
                  Telephone No.:  (212) 317-5400
                  Fax No.:  (212) 317-5450

                  If to XXXXX:

                  XXXXXXXXXXXX
                  XXXXXXXXXXXX
                  XXXXXXXXXXXX
                  XXXXXXXXXXXX
                  XXXXXXXXXXXX
                  XXXXXXXXXXXX

         14.      Dispute Resolution. Any disputes arising under or in
                  ------------------
connection with this Agreement shall be resolved by a court of law having the appropriate jurisdiction over the parties and subject matter, subject to Section 17(b) of this Agreement. Notwithstanding the foregoing, any disputes arising out of Sections 2(g) and 3(c) in respect of the determination of the aggregate principal amount of Notes issued on any Closing Date (i.e., the calculation of Incurred Losses, Trigger Point, etc.) shall be resolved by binding arbitration, to be held in New York, New York in accordance with the rules and procedures of the American Arbitration Association (the "AAA"). The Company and each of the Providers (individually, a "Party", and together, the "Parties") will each select an arbitrator within 15 days after demand for arbitration is made by a Party. If an additional arbitrator is deemed necessary and the arbitrators selected by the Parties are unable to agree on an additional arbitrator within that period, then any Party may request that the AAA select such additional arbitrator. Each Party shall bear its own expenses incurred in connection with arbitration, and the fees and expenses of the arbitrators shall be shared equally by the Parties and advanced by them from time to time as required. Except as may otherwise be agreed in writing by the Parties or as ordered by the arbitrators upon substantial justification shown, the hearing for the dispute will be held within 60 days of submission of the dispute to arbitration. The arbitrators will render their final determination within 30 days following conclusion of the hearing and any required post-hearing briefing or other proceedings ordered by the arbitrators. The decision of the arbitrators will be final and binding and not subject to judicial review.

         15.      Transfers of Obligations or Notes. No Provider shall sell,
                  ---------------------------------
assign or otherwise transfer its rights or obligations under this Agreement (including, without limitation, the Commitments) (i) except pursuant to an exemption from the registration requirements of the 1933 Act, and (ii) to an investor having a rating at the time of such sale, assignment or transfer less than AAA/Aaa by S&P and Moody's, respectively, and which has not been previously approved in writing by the Company. The Company acknowledges and agrees that the Providers may transfer interests in issued and outstanding Notes without the prior consent of the Company in whole or in part only to one or more affiliates of the Providers (it being further understood that the Providers may not transfer the Commitments to any of their affiliates). The Company agrees to provide reasonable assistance to any Provider or SRCMC in connection with the documentation of any permitted transfer of the Notes or Commitments.

         16.      Indemnification for Broker's Fees. The Company agrees to
                  ---------------------------------
indemnify, defend and hold harmless SRCMC from any and all claims, costs and expenses (including reasonable attorney's fees and disbursements) in respect of the assertions of any broker, finder, agent or other person seeking compensation for the subscription for the Commitments or the underlying Notes or for other services rendered in connection with such transactions.

         17.      Miscellaneous.
                  -------------

         (a) The representations, warranties and agreements of the Providers and of the Company set forth herein are continuing in nature and shall survive the acceptance of the subscription contained herein and the closings with respect to the Notes.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the federal and state courts located in New York County with respect to any dispute arising under this Agreement, the agreements and instruments entered into in connection herewith or the transactions contemplated hereby or thereby. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE COMMITMENTS.

         (c) The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

         (d) This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein. This Agreement may be amended only by a writing executed by the party against whom such amendment is sought to be enforced.

         (e) This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

         (f) Except (i) as may be required by law (including the requirements for any filings made by the Company under the 1933 Act or 1934 Act, or pursuant to the order or ruling of any regulatory authority having jurisdiction over the Company or the Insurers), or (ii) as may be required by any rating agency in respect of its rating of the Company or any Insurer, the Company, SRFPC and SRCMC hereby agree not to disclose that XXXXX is a party to this Agreement or any of the agreements executed in connection herewith (including the disclosure of XXXXX's name or the name, if any, of its affiliates) or the nature or amount of its Commitments hereunder, except that XXXXX may be referred to in press releases as "a leading reinsurance company" and its ratings may be disclosed. In the event the disclosure of XXXXX's identity pursuant to clauses (i) or (ii) of the foregoing sentence is required, the Company, SRFPC and SRCMC agree to give advance notice to XXXXX of such disclosure.

         (g) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives, and any reference to a specific partyin this Agreement shall include such party's permitted successors or assigns.

         If the foregoing is in accordance of our agreement, please sign and return a duplicate hereof, whereupon this Note Subscription Agreement and your acceptance will represent a binding agreement between SRCMC, the Providers and the Company.

                                       SWISS RE FINANCIAL
                                       PRODUCTS CORPORATION,
                                       a Delaware corporation

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       SWISS RE CAPITAL MARKETS
                                       CORPORATION, a Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       XXXXX,
                                       a Delaware corporation

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




ACCEPTED this 27/th/ day of December, 2001

By  MBIA, INC., a Connecticut corporation



By:
   -----------------------------------------
   Name:
   Title:

                                                                      Schedule A

                                   Commitments

                                                Amount          Percentage
                                                ------          ----------

Swiss Re Financial Products Corporation      $100,000,000        66 2/3%

XXXXX                                        $ 50,000,000        33 1/3%

                                 EXHIBIT 2(a)-1

                                  FORM OF NOTE

                                      2A-1

                                    EXHIBIT 3



                         [FORM OF NOTE ISSUANCE REQUEST]

                              NOTE ISSUANCE REQUEST

         Reference is made to that certain Note Subscription Agreement dated December 27, 2001, as amended, supplemented or otherwise modified to the date hereof (as so amended, supplemented or otherwise modified, the "Agreement"), by and among MBIA, Inc., a Connecticut corporation (the "Company"), Swiss Re Capital Markets Corporation, and Swiss Re Financial Products Corporation and XXXXX (the "Providers"). This is the Note Issuance Request referred to in the Agreement. Capitalized terms used but not defined in this Note Issuance Request shall have the meanings given to them in the Subscription Agreement.

         The aggregate purchase price for the Notes to be issued at this time
under the Note Issuance Request is:                                  $__________

         The Closing Date with respect to such Notes will be:         __________

         The Trigger Date occurred on:                                __________

         The aggregate purchase price with respect to such Notes has been computed pursuant to the terms of the Subscription Agreement based on the figures set forth below, which have been determined as of the Trigger Date.

A.   Incurred Losses on
     Reference Portfolio                                                                               $__________
     (i)   Claims paid by Insurers (net of
           Reinsurance):                                    $_____________

     (ii)  Case Basis Reserves (net of Reinsurance):      + $_____________

     (iii) Loss adjustment expense:                       + $_____________         $_____________

     (iv)  Recoveries of amounts paid under (i) and
           (iii) above:                                                          - $_____________

           Total                                                                                       $==========

B.   Trigger Point

                                   Notional
     (i)   Domestic public         amount:                  $_____________
           finance general         Amount subject
           obligation portfolio    to Reinsurance:        - $_____________
                                                            $_____________ x0.10%  $_____________

                                      3A-1

                                     Notional
   (ii)  Domestic public            amount:               $_____________
         finance non-general        Amount subject
         obligation portfolio       to Reinsurance:     - $_____________
                                                          $_____________ x0.30%      + $_____________

   (iii) International              Notional
         structured finance         amount:
         and domestic                                     $_____________
         structured finance         Amount subject
         rated AAA                  to Reinsurance:     - $_____________
                                                          $_____________ x0.30%      + $_____________

                                    Notional
   (iv)  Domestic structured        amount:
         finance portfolio not                            $_____________
         rated AAA                  Amount subject
                                    to Reinsurance:     - $_____________
                                                          $_____________ x0.50%      + $_____________

                                    Notional
   (v)   Domestic health care       amount:
         and domestic                                     $_____________
         investor-owned             Amount subject
         utility portfolios         to Reinsurance:     - $_____________
                                                          $_____________ x0.70%      + $_____________

                                    Notional
   (vi)  Reference Portfolio        amount:
         minus (i) through (v)                            $_____________
         above.                     Amount subject
                                    to Reinsurance:     - $_____________
                                                          $_____________ x0.80%      + $_____________     - $_____________
C. Aggregate principal amount
   of previously issued and sold
   Notes:                                                                                                 - $_____________

D. Aggregate purchase price:                                                                                $
                                                                                                            =============

        The purchase price for the Notes shall be remitted in immediately available funds to the account of the Company pursuant to the following wire transfer instructions:

DATED:_____________________                    MBIA, Inc.


                                               By:    __________________________
                                               Title: __________________________

                                      3A-2

                                    EXHIBIT 4

                         [FORM OF OFFICER'S CERTIFICATE]

                              OFFICER'S CERTIFICATE

         The undersigned officer of MBIA, Inc., a Connecticut corporation (the "Company"), does hereby deliver this certificate on behalf of the Company pursuant to Section 12(b)(3) of the Note Subscription Agreement dated December 27, 2001 (the "Agreement") between the Company, Swiss Re Financial Products Corporation, Swiss Re Capital Markets Corporation and XXXXX, and hereby certifies that:

         (A) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under Section 12(b) of the Agreement on the date hereof; and

         (B)  The representations and warranties of the Company contained in
              Section 5(b) of the Agreement are true and correct at and as of the date hereof.

              Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


Dated: _____________, 20_____      MBIA, Inc.


                                   ___________________________________
                                   Name:
                                   Title: [Chief Financial Officer] [Treasurer]
                                   [Controller]

                                      4-1

                                EXHIBIT 12(a)(2)

                               OPINION OF COUNSEL
                                 EFFECTIVE DATE

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as currently being conducted and to enter into and perform its obligations under the Note Subscription Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (iv) Each Insurer has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and conduct its business as currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Insurer have been duly authorized and are validly issued, fully paid and non-assessable and, except for qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Insurer was issued in violation of preemptive or other similar rights of any securityholder of such Insurer.

         (v) Each Insurer has all requisite licenses, permits and authority that are necessary for the conduct of its insurance business, except where the failure to obtain such licenses, permits or authorities would not have a Material Adverse Effect (collectively, "Licenses"), such Licenses are in full force and effect, and no proceeding is pending or, to the best of my knowledge, threatened to suspend, revoke or limit any such License.

         (vi) There are (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of any Insurer and (ii) no obligations or securities convertible into or exchangeable for shares of any stock of any Insurer or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities.

         (vii) The Note Subscription Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes a legal, valid and binding agreement of the Company,

                                     12A2-1
enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (viii) Upon the subscription for the Commitments and the subsequent issuance and delivery of the underlying Notes as provided in the Note Subscription Agreement, it will not be necessary in connection with the subscription for the Commitments or the issuance of the underlying Notes to register such Commitments or Notes under the 1933 Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid issuance, sale and delivery of the Notes, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, and any other requirements applicable to purchasers of Notes.

         (ix) To the best of my knowledge, there is no pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Insurer is a party, or to which the property of the Company or any Insurer is subject, before or brought by any court or governmental agency or body, domestic or foreign, which may reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof, taken as a whole, or the consummation of the transactions contemplated in the Note Subscription Agreement or the performance by the Company of its obligations thereunder.

         (x) Neither the Company nor any Insurer is, or with the giving of notice or passage of time or both, would be, in breach or violation of any of the terms or provisions of or in default under (i) any statute, rule or regulation applicable to the Company or any Insurer, (ii) any indenture, contract, lease, mortgage, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Insurer is a party or by which it may be bound, (iii) its certificate of incorporation, by-laws or other organizational documents, and (iv) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Insurer except, with respect to breaches, violations or defaults contemplated by clauses
(i), (ii), (iii) or (iv), for such breaches, violations or defaults that could not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The opinions stated in clauses (i), (ii) and (iv) are stated to the best of my knowledge. The performance of the Note Subscription Agreement by the Company and the consummation of the transactions therein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under or accelerate obligations under (w) any material statute, rule or regulation applicable to the Company or any Insurer, (x) any indenture, contract, mortgage, lease, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Insurer is a party or by which it is bound, (y) the Company's or any Insurer's certificate of incorporation or by-laws or (z) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Insurer or any of their properties.

                                     12A2-2

         (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                                     12A2-3

                                EXHIBIT 12(a)(3)

                         [FORM OF OFFICER'S CERTIFICATE]

                              OFFICER'S CERTIFICATE

         The undersigned officer of MBIA, Inc., a Connecticut corporation (the "Company"), does hereby deliver this certificate on behalf of the Company pursuant to Section 12(a)(3) of the Note Subscription Agreement dated December 27, 2001 (the "Agreement") between the Company, Swiss Re Financial Products Corporation, Swiss Re Capital Markets Corporation and XXXXX, and hereby certifies that:

         (A) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before the date hereof; and

         (B)      The representations and warranties of the Company contained in
                  Section 5(a) of the Agreement are true, complete, and correct at and as of the date hereof.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.



Dated: December 27, 2001            MBIA, Inc.


                                    ____________________________________________
                                    Name:
                                    Title: [Chief Financial Officer] [Treasurer]
                                    [Controller]

                                      12A3

                                EXHIBIT 12(b)(1)

                               OPINION OF COUNSEL
                                  CLOSING DATE

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as currently being conducted and to enter into and perform its obligations under the Notes.

         (iii) The Notes, have been duly executed and delivered in the manner contemplated in the Note Subscription Agreement and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (iv) It is not necessary in connection with the issuance of the Securities to register such Notes under the 1933 Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid issuance, sale and delivery of the Notes, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, and any other requirements applicable to purchasers of Notes.

         (v) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         (vi) No Event of Default under the Note Subscription Agreement has occurred and is continuing.

                                      12B

                     PREFERRED SHARES SUBSCRIPTION AGREEMENT


                               Up to 75,000 Shares
                            Series A Preferred Stock
                            Par Value $1.00 Per Share

                                   MBIA, INC.

                                                               December 27, 2001

MBIA, Inc.
113 King Street
Armonk, New York 10504

Ladies and Gentlemen:

         Swiss Re Financial Products Corporation, a Delaware corporation ("SRFPC"), and XXXXX, a Delaware corporation ("XXXXX"), and together with SRFPC, the "Providers"), and Swiss Re Capital Markets Corporation, a Delaware corporation, as agent for the Providers ("SRCMC"), hereby confirm their agreement with MBIA, Inc., a Connecticut corporation (the "Company"), with respect to the future issue and sale by the Company, and the commitments for purchase by the Providers, subject to the terms and conditions set forth herein, of an aggregate of up to 75,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Preferred Shares"), having a liquidation preference (the "Liquidation Preference") of $2,000 per share. Capitalized terms used herein shall have the meanings attributed thereto in Section 1 hereof.

         Pursuant to the terms and conditions of a Note Subscription Agreement (the "Note Subscription Agreement") of even date herewith by and among the Company, the Providers and SRCMC, the Company has the right to require the Providers to purchase up to $150,000,000 aggregate principal amount of its Variable Rate Subordinated Notes Due 15 Years from Original Issuance Date (the "Notes"). The Providers understand that not less than 30 days but not more than 180 days after each issuance of Notes pursuant to the Note Subscription Agreement, the Company shall be vested with the right to require each Provider to acquire through the tender of outstanding Notes held by such Provider, or otherwise, such number of Preferred Shares as may be determined by dividing the aggregate principal amount of the Notes issued by 100% of the Liquidation Preference of the Preferred Shares, subject to the terms and conditions more fully described herein.

         The Providers understand that the Company may agree to issue, from time to time, additional commitments for the purchase of Preferred Shares in excess of 75,000 shares to one or more subsequent providers (each, a "Subsequent Provider"), although SRFPC and XXXXX shall have no obligation to purchase such additional commitments. The Company acknowledges and agrees that the Providers may also request that all or a portion of the Commitments evidenced by this Agreement be assigned to Subsequent Providers; provided, however, that in no event shall the aggregate Commitments of SRFPC be less than 25,000 shares.

         1.       Definitions. Except as otherwise defined herein and except
                  -----------
where the context otherwise requires, the following terms shall have the following meanings:

                  "Affiliate" shall mean any management employee or director of the Company or any Subsidiary, or holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such management employees, directors or 5% stockholders or members of their immediate families.

                  "Agreement" means this Preferred Shares Subscription
         Agreement.

                  "Available Commitment" means, as of any date of determination during the Commitment Period, the number of Preferred Shares representing the Commitments, minus (i) the number of Preferred Shares
                                       -----
         sold to the Providers or with respect to which a Notice of Issuance has been given to the Providers and not rescinded before such date (it being understood that if for any reason one or more Providers defaults on its Commitments to purchase Preferred Shares on any Issuance Date, such defaulting Provider's Pro Rata Share of the Available Commitment shall be increased by the aggregate number of Preferred Shares such Provider failed to purchase), and (ii) any reduction of the Commitments by the Company as set forth in Section 2(c).

                  "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York, New York and that is also a London Banking Day.

                  "Certificate of Amendment" means the Certification of Amendment of the Company's Restated Certificate of Incorporation, in the form attached as Exhibit 1, establishing pursuant to Section 33-666(d) of the Connecticut Business Corporation Act the designations, preferences, and rights related to the Preferred Shares.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" has the meaning ascribed to such term in Section 5(n).

                  "Commitments" means the obligation of the Providers to purchase an aggregate number of Preferred Shares from time to time during the Commitment Period not to exceed the number set forth on Schedule A, provided that the obligation of each Provider shall not exceed its Pro Rata Share of the Commitments.

                  "Commitment Period" means the period from and including the Effective Date to, but excluding, the Commitment Termination Date.

                  "Commitment Termination Date" means the earliest to occur of
         (i) purchase by the Providers of an aggregate number of Preferred Shares equal to the Commitments, (ii) 180 days after the tenth anniversary of the date of this Agreement, and (iii) such other termination of the Commitments as provided herein.

                  "Company" means MBIA, Inc., a Connecticut corporation.

                  "Effective Date" means December 27, 2001, or such other date as may be agreed upon by and among the Company, the Providers and SRCMC.

                  "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Company or such Subsidiary and with respect to liabilities arising after such period for which the Company or such Subsidiary could be liable under the Code or ERISA.

                  "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation);
         (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA;
         (vii) the withdrawal of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of

         ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer
         Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Company, any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, penalties, taxes or related charges under Section 4975 of the Code or under Section 502(i) of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit
         Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
         Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

                  "Exercise Date" means any date on which the Company sends a Notice of Issuance to the Providers to purchase Preferred Shares.

                  "GAAP" means generally accepted accounting principles in the United States, applied consistently.

                  "Incurred Losses" has the meaning given in the Note Subscription Agreement.

                  "Insurers" means any of MBIA Corp., MBIA Assurance, S.A., Capital Markets Assurance Corporation, MBIA Insurance Corp. of Illinois and any other financial guaranty company wholly owned by, or consolidated on the balance sheet of, MBIA Corp. or MBIA, Inc.

                  "Issuance Date" shall have the meaning ascribed to such term in Section 3(b).

                  "Licenses" has the meaning ascribed to such term in Section 5(d).

                  "LIBOR" has the meaning ascribed to such term in Exhibit 1.

                  "Liquidation Preference" has the meaning ascribed to such term in the first introductory paragraph.

                  "London Banking Day" means a day on which commercial banks are open for business (including dealings in United States dollars) in London.

                  "Material Adverse Effect" means (i) a material adverse change in, or a material adverse effect upon, the business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, which results, or with the giving of notice or lapse of time would result, in a material impairment of the ability of the

         Company to perform under this Agreement or any related transaction documents, or (ii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of this Agreement or any related transaction documents.

                  "MBIA Corp." means MBIA Insurance Corporation.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NAIC" means the ratings office of the National Association of Insurance Commissioners.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Note Subscription Agreement" has the meaning ascribed to such term in the second introductory paragraph.

                  "Notes" shall have the meaning as defined in the second introductory paragraph.

                  "Notice of Issuance" means the notice attached hereto as
         Exhibit 3(b).

                  "NRSRO" means a nationally recognized statistical rating organization.

                  "Original Issuance Date" means, with respect to any issuance of Notes, the date when any such Notes are issued and sold in accordance with the Note Subscription Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or
         Section 302 of ERISA.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "Preferred Shares" has the meaning given to such term in the first introductory paragraph, to be issued pursuant to the Certificate of Amendment attached hereto as Exhibit 1.

                  "Preferred Shares Commitment Fee" means any commitment fee payable by the Company to a Provider pursuant to a Preferred Shares Commitment Fee Agreement.

                  "Preferred Shares Commitment Fee Agreement" means any agreement between the Company and the Providers with respect to the payment of Preferred Shares Commitment Fees.

                  "Pro Rata Share", with respect to each Provider, means the percentage set forth opposite such Provider on Schedule A.

                  "Providers" has the meaning as defined in the first introductory paragraph.

                  "Reference Portfolio" means all financial guaranty insurance policies issued by any of the Reference Portfolio Insurers or reinsurance assumed by any of such Reference Portfolio Insurers. Notwithstanding the foregoing, "Reference Portfolio" shall not include insurance or reinsurance of unsecured obligations of Southern California Edison Company and Pacific Gas and Electric Company, until such time, if any, as any such unsecured obligation is upgraded to a rating of Baa3/BBB- or better by Moody's and S&P, respectively, and such obligation maintains such ratings for a period of 6 months.

                  "Reference Portfolio Insurer" means all Insurers other than those Insurers which the Company has advised the Providers in writing are "excluded Insurers" for purposes of determining the Reference Portfolio, provided that MBIA Corp. remains at all times a Reference Portfolio Insurer.

                  "Reinsurance" means any reinsurance agreement or arrangement under which a third party reinsures any individual or related group of policies on a quota share or non-proportional basis, but excluding any reinsurance of the type customarily referred to as "stop loss."

                  "Shareholders' Equity" of any Person at any date means such number as calculated in accordance with GAAP as of such date.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

                  "SRCMC" has the meaning as defined in the first introductory paragraph.

                  "Structuring Fee Agreement" means the agreement of even date herewith between the Company and SRCMC, setting forth the structuring fee payable by the Company to SRCMC.


                  "Subsequent Provider" has the meaning as defined in the third introductory paragraph.

                  "Subsidiary" means any corporation or other entity with a GAAP net worth in excess of $10 million of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other Subsidiaries.

          "Termination Date" means December 27, 2011.

          "Trigger Date" has the meaning ascribed to such term in the Note Subscription Agreement.

          "Trigger Point" has the meaning ascribed to such term in the Note Subscription Agreement.

          "US$" or "$" means United States Dollars. To the extent any losses, liabilities or other amounts described or referred to in this Agreement are stated or denominated in currencies other than United States Dollars, such losses, liabilities or amounts shall be stated, for purposes of this Agreement, in their respective United States Dollar equivalents as shown in the Company's financial statements.

     2.   Subscription. (a) General. Subject to the terms and conditions
          ------------      -------
contained herein, each Provider hereby irrevocably subscribes for and agrees to purchase an aggregate number of Preferred Shares not to exceed its Pro Rata Share of the Commitments. Such Preferred Shares shall be issued and sold pursuant to Section 3 of this Agreement.

     (b)  Payment of Fees. On the Effective Date, and on each anniversary of the
          ---------------
Effective Date thereafter during the Commitment Period, each Provider shall be deemed to have earned, and the Company shall pay to each Provider, the Preferred Shares Commitment Fee, as set forth in the Preferred Share Commitment Fee Agreement.

     (c)  Reduction of Commitments. The Commitments may be permanently reduced
          ------------------------
(i) at the option of the Company, upon 10 Business Days' written notice to the Providers, in a minimum amount of 2,500 shares and integral multiples of 500 shares in excess thereof (or in the event that the Available Commitment at such time is less than such amounts, the amount of the Available Commitment). The Commitments of any Provider shall terminate on the earliest to occur of (i) upon the occurrence of an Event of Default referred to in Sections 10(e) and 10(f) of the Note Subscription Agreement, (ii) at the option of such Provider, upon the occurrence of any other Event of Default under the Note Subscription Agreement, and (iii) on the Termination Date. In the case of clause (ii) above, such termination shall take effect upon the date of written notice from such Provider to the Company. The Available Commitment shall be permanently reduced on each Issuance Date in an amount equal to the number of Preferred Shares purchased on such date.

     (d)  No Obligation of SRCMC to Purchase Preferred Shares. SRCMC shall not
          ---------------------------------------------------
have any obligation to purchase the Preferred Shares from the Company as principal.

     (e)  No Redemption Upon Adjustment. The Providers' redemption rights
          -----------------------------
pursuant to Section 2(g) of the Note Subscription Agreement (pursuant to which the Providers may redeem such amount of Notes as were issued with respect to an amount of Incurred Losses subsequently adjusted), shall not apply to any issued and outstanding Preferred Shares. Notwithstanding the foregoing, had the Company not required the Provider to acquire Preferred Shares and all or a portion of the related Notes would have been eligible for redemption under
Section 2(g) of the Note Subscription Agreement, then the Company shall not issue another Note Issuance Request pursuant to the Note Subscription Agreement until such time as Incurred Losses on any subsequent Trigger Date exceed the sum of (i) the Trigger Point and (ii) the aggregate Liquidation Preference of all or such portion of such Preferred Shares. During the period when the Company is not permitted to issue a Note Issuance Request pursuant to this Section 2(e), the dividend rate on the Preferred Shares shall be increased by 2.0%.

     3.  Method of Exercise. (a) General. Not less than 30 days but not more
         ------------------      -------
than 180 days after any Original Issuance Date, the Company may require each Provider to purchase such number of Preferred Shares, having a Liquidation Preference of $2,000 per share, as is determined by dividing the aggregate principal amount of such Provider's Notes to be issued on such Original Issuance Date by the Liquidation Preference.

     (b) Method of Issuance. To effect an issuance and sale of Preferred Shares,
         ------------------
the Company shall complete and manually sign a notice of issuance ("Notice of Issuance") in the form attached hereto as Exhibit 3(b) and deliver the Notice of Issuance to the Providers in accordance with the procedures set forth below. The Notice of Issuance shall set forth a date, upon notice of no less than 15 but no more than 30 days (the "Issuance Date") on which such Providers shall purchase the Preferred Shares. The Company shall pay any transfer or similar tax, if required.

     (c) Payment. On the Issuance Date, each Provider shall have the option to
         -------
purchase the Preferred Shares either (i) by delivering such amount of Notes, duly endorsed, having an aggregate face amount equal to the Liquidation Preference of the Preferred Shares to be issued, (ii) in cash (in which case (A) such Provider's Notes shall remain outstanding, with all rights and benefits contained herein unaffected by the Notice of Issuance, and (B) such Provider's Available Commitment shall not be reduced by such number of Preferred Shares issued), or (iii) in any combination of the methods of payment set forth in clauses (i) or (ii). The payment election set forth in the preceding sentence shall be in the sole and absolute discretion of the Provider.

     (d) Fractional Shares. The Company shall not issue a fractional Preferred
         -----------------
Share upon any such issuance. Instead, the Company shall remit cash to the Provider in lieu of the fractional share, based on the Liquidation Preference, rounding to the nearest whole cent with one half cent being rounded upwards.

     (e) Validity. Any Preferred Shares issued pursuant to this Section shall be
         --------
(i) validly issued, fully paid and nonassessable, (ii) free of any preemptive rights, (iii) free and clear of any lien, encumbrance or other restriction, and
(iv) issued in compliance with the requirements of federal and state securities laws.

     4. Closings. Delivery of and payment for the Preferred Shares which are
        --------
required to be delivered on any applicable Issuance Date shall be made at the offices of the Providers set forth in Section 10 (or such other place as may be determined by agreement among the Company, the Providers and SRCMC), at 10:00 a.m., New York time, on such Issuance Date. Delivery of such Preferred Shares shall be made against payment of the purchase price to the order of the Company by the tender of duly endorsed Notes, or if all or a portion of the purchase price is paid in cash, in immediately available funds by transfer to an account designated by the Company or by such other means as shall be acceptable to the Company, the Providers and SRCMC. Payment for the Preferred Shares shall be subject to delivery on the Issuance Date of a certificate (in the form of Exhibit 4 attached hereto) signed by the Chief Financial Officer, Treasurer or Controller of the Company, certifying compliance with the conditions set forth in Section 9(b).

     5.  Representations and Warranties of the Company and its Subsidiaries. The
         ------------------------------------------------------------------
Company, on its behalf and on behalf of each of its Subsidiaries, represents and warrants to the Providers and SRCMC as of the date hereof that:

     (a) Existence and Qualification. The Company has been duly incorporated and
         ---------------------------
is validly existing as a corporation in good standing under the laws of the State of Connecticut with full corporate power and authority to enter into and perform its obligations under this Agreement and to own its properties and conduct its business as currently being conducted. Upon the filing of the Certificate of Amendment prior to the first Issuance Date, the Company will have the authority to issue and deliver the Preferred Shares. The Company is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

     (b) Existence and Qualification of Reference Portfolio Insurers. Each
         -----------------------------------------------------------
Reference Portfolio Insurer has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and conduct its business as currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Reference Portfolio Insurer have been duly authorized and are validly issued, fully paid and non-assessable and, except for qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Reference Portfolio Insurer was issued in violation of preemptive or other similar rights of any securityholder of such Reference Portfolio Insurer.

     (c) No Material Changes. Since the date of filing of the Company's Annual
         -------------------
Report on Form 10-K for the year ended December 31, 2000, except as otherwise stated therein or in any subsequently filed Quarterly Report on Form 10-Q, or as disclosed in any subsequently filed Current Report on Form 8-K filed prior to the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, operations, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

     (d) Regulatory Matters. The Insurers have all requisite licenses, permits
         ------------------
and authority that are necessary for the conduct of their respective insurance businesses, except where the failure to obtain such licenses, permits or authorities would not have a Material Adverse Effect (collectively, "Licenses"), such Licenses are in full force and effect, and no proceeding is pending or, to the Company's knowledge, threatened to suspend, revoke or limit any such License.

     (e) Binding Obligations. The acceptance of the subscription hereof by the
         -------------------
Company as evidenced by its signature on the signature page of this Agreement, the execution, delivery and performance of this Agreement and, on or prior to the first issuance of Preferred Shares, the Certificate of Amendment, will have been duly authorized by all necessary action on behalf of the Company, and this Agreement, by virtue of such acceptance, will be the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws related to or affecting the enforcement of creditors' rights generally or by equitable principles. On or prior to the first issuance of Preferred Shares, the Certificate of Amendment will have been filed with the Secretary of State of the State of Connecticut.

     (f) Preferred Shares. On or prior to the initial Issuance Date, the
         ----------------
Preferred Shares shall have been duly authorized, validly issued, fully paid and nonassessable, and no securityholder of the Company shall have any preemptive rights with respect to any Preferred Shares. Upon issuance pursuant to this Agreement, the Preferred Shares shall be free and clear of any lien, encumbrance or other restriction, and upon delivery as provided in this Agreement, the Provider will acquire good title to the Preferred Shares, free and clear of any lien, encumbrance or other restriction, other than any such lien, encumbrance or other restriction arising from the actions of such Provider. On the date of filing of the Certificate of Amendment, the Company shall have reserved for issuance an aggregate of 100,000 Preferred Shares for issuance on one or more Issuance Dates pursuant to this Agreement. There are (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire Preferred Shares,
(ii) no obligations or securities convertible into or exchangeable for Preferred Shares or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities and (iii) no understandings or agreements with respect to the purchase or voting of any of Preferred Shares.

     (g) Absence of Litigation. There are no legal or governmental proceedings
         ---------------------
pending to which the Company or any Insurer is a party or of which any property of the Company or any Insurer is the subject, and which, if determined adversely to the Company or any Insurer could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened nor has the Company been informed that it or an Insurer is the subject of an investigation by governmental authorities. There are no outstanding orders, judgments, injunctions or decrees of any governmental authority against the Company or any Insurer.

     (h) No Violation or Conflict. Neither the Company nor any Insurer has any
         ------------------------
knowledge that it is, or with the giving of notice or passage of time or both, would be, in breach or violation of any of the terms or provisions of or in default under (i) any statute, rule or regulation applicable to the Company or any Subsidiary, (ii) any indenture, contract, lease, mortgage, deed of trust, note or other agreement or instrument for over $25,000,000 to which the

Company or any Subsidiary is a party or by which it may be bound, (iii) its certificate of incorporation, by-laws or other organizational documents, and
(iv) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary except, with respect to breaches, violations or defaults contemplated by clauses (i), (ii), (iii) or
(iv), for such breaches, violations or defaults that could not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under or accelerate obligations under (w) any material statute, rule or regulation applicable to the Company or any Subsidiary, (x) any indenture, contract, mortgage, lease, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Subsidiary is a party or by which it is bound, (y) the Company's or any Subsidiary's certificate of incorporation or by-laws or (z) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties; provided, however, that no breach of the foregoing representation and warranty shall be deemed to have occurred if such breach arises from a failure by the Company to satisfy a debt leverage test as a consequence of the issuance of the Notes.

     (i) Options or Rights with Respect to Insurers. There are (i) no
         ------------------------------------------
outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of any Insurer and (ii) no obligations or securities convertible into or exchangeable for shares of any stock of any Insurer or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities.

     (j) Compliance with 1940 Act. The Company is not an "investment company" or
         ------------------------
an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

     (k) Compliance with 1933 Act. Assuming the Preferred Shares are issued and
         ------------------------
delivered as provided herein, it is not necessary in connection with the offering of the Commitments or the issuance of the Preferred Shares to register such Commitments or such Preferred Shares under the 1933 Act. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid authorization, issuance, sale and delivery of the Commitments or the Preferred Shares, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, which the Company represents have been complied with, and any other requirements applicable to subscribers for Commitments or to purchasers of Preferred Shares, as to which the Company makes no representation.

     (l) No General Solicitation. None of the Company or any Affiliate or any
         -----------------------
Person acting on its behalf (other than SRCMC) has (A) engaged, in connection with the offering of the Commitments or the Preferred Shares, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the 1933 Act), or (B) solicited offers for, or offered or sold, such Preferred Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 5 of the 1933 Act.

     (m)  Employee Benefit Plans.
          ----------------------

          (1) The Company and each of its Subsidiaries are in compliance with all applicable provisions and requirements of ERISA, the Code and the regulations and published interpretations thereunder with respect to each of their Employee Benefit Plans, and have performed all their obligations under each of their Employee Benefit Plans, except where the failure to comply or perform would not have a Material Adverse Effect. Each Employee Benefit Plan maintained by the Company and its Subsidiaries which is intended to qualify under Section 401(a) of the Code is so qualified.

          (2) No ERISA Event has occurred or is reasonably expected to occur, except where such occurrence would not have a Material Adverse Effect.

     (n)  1934 Act Compliance. The Company's most recent Annual Report filed on
          -------------------
Form 10-K and its Quarterly Reports filed on Form 10-Q and any Current Reports filed on Form 8-K filed after the date of such Form 10-K, at the time they were filed with the U.S. Securities and Exchange Commission (the "Commission") and as of the Effective Date, complied and comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act and, at the Effective Date, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The representations and warranties set forth in Sections 5(a) (first sentence), (e), (f) and (j) through (l) shall be deemed repeated by the Company on each Issuance Date.

     6.   Representations and Warranties of Providers. Each Provider, severally
          -------------------------------------------
and not jointly, represents and warrants to the Company as of the date hereof, and as of each Issuance Date (excluding the first clause in the first sentence in Section 6(b)), as follows:

     (a)  Existence and Qualifications of Provider. The Provider is a
          ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Provider has the full corporate power and authority to execute and deliver this Agreement, and to perform its obligations under, and consummate the transactions contemplated by, this Agreement, including, without limitation, the purchase of the Preferred Shares pursuant to the making of a Notice of Issuance by the Company as described in this Agreement.

     (b)  No Violation or Conflict. The execution and delivery of this Agreement
          ------------------------
by the Provider, and the performance of the Provider under this Agreement, do not violate or conflict with any applicable law, any provision of the Provider's organizational documents or any order or judgment of any court or other government agency applicable to the Provider, or any contractual restriction binding upon or affecting the Provider.

     (c)  Consents. All governmental and other consents that are required to
          --------
have been obtained by the Provider with respect to the execution and delivery of this Agreement have been obtained by the Provider and are in full force and effect and all conditions of any such consents have been complied with.

     (d) Investment Representation. The Provider understands that the
         -------------------------
Commitments and the issuance of the underlying Preferred Shares upon the making by the Company of a Notice of Issuance under this Agreement have not been and will not be registered under the 1933 Act and the underlying Preferred Shares will be issued in reliance upon exemptions form the registration requirements of the 1933 Act. The Provider represents that (a) it is executing its Commitment and acquiring any Preferred Shares solely for its own account, for investment purposes only, and not with a view to distribution, fractionalization or resale thereof, except as otherwise permitted under this Agreement, (b) it will not sell or otherwise dispose of its Commitment or any Preferred Shares except in compliance with the registration requirements or exemption provisions of applicable securities laws including the 1933 Act, (c) it has not relied on the Company for any explanation of the application of the various U.S. state and federal securities laws with regard to the execution of its Commitment or the acquisition of the Preferred Shares, (d) it has access to complete information regarding the business and finances of the Company, and has received, read and understood the contents of the Company's SEC filings, (e) it has such knowledge and experience in business and financial matters that it has been able to fully understand and completely evaluate the risks and merits of acquiring its Commitment and holding any Preferred Shares, (f) it is able to bear the economic risk and limitation in liquidity of its Commitment and of an investment in the Preferred Shares, (g) it has reviewed all documents furnished to it in connection with the investment in the Commitments and the underlying Preferred Shares contemplated hereby, (h) it is an "accredited investor" as such term is defined in Regulation D, as amended, under the 1933 Act, (i) it is not a broker-dealer subject to Regulation T of the United States Federal Reserve Board, (j) in making its decision to acquire the Commitments and the underlying Preferred Shares, it has relied upon independent investigations made by it and, to the extent believed by it to be appropriate, its representatives, in addition to the representations and warranties and agreements of the Company contained herein, and (k) it and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the purchase of the Commitments and the underlying Preferred Shares and to obtain any addition information which it or its representatives deem necessary.

     (e) Binding Obligations. The execution of this Agreement has been duly
         -------------------
authorized by all necessary corporate action of the Provider, and this Agreement
(a) constitutes the legal, valid and binding obligation of the Provider, and (b) is enforceable against the Provider in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application).

     7.  Covenants and Agreements of the Company. The Company covenants and
         ---------------------------------------
agrees with the Providers for the duration of the Commitment Period and for so long as any Preferred Shares remain outstanding that:

     (a) Audited Financial Statements of the Company. The Company shall deliver
         -------------------------------------------
to the Providers, within ten Business Days after the filing of its Form 10-K with the Commission, income statements for such fiscal year, balance sheets as of the end of such fiscal year and statements of cash flows for such fiscal year, together with such notes thereto as are appropriate, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the independent public accountants of the Company. The parties hereto agree that delivery of the Company's Form 10-K will satisfy such information requirements, as long as the information required under this paragraph is contained in such Form 10-K. Notwithstanding the foregoing, in the event that the Company is no longer a publicly held company, the Company shall deliver the information required under this paragraph within 90 days of the end of such fiscal year.

     (b) Audited Financial Statements of MBIA Corp. The Company shall cause MBIA
         -----------------------------------------
Corp. to deliver to the Providers, within ten Business Days after the filing of any statutory financial statements, income statements for such fiscal year, balance sheets as of the end of such fiscal year and statements of cash flows for such fiscal year, together with such notes thereto as are appropriate, prepared in accordance with applicable statutory accounting principles consistently applied (except as noted in the audit comments thereto) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the independent public accountants of MBIA Corp. The parties hereto agree that the delivery of MBIA Corp's statutory financial statements will satisfy such information requirements, as long as the information required under this paragraph is contained therein. Notwithstanding the foregoing, the Company shall deliver the information required under this paragraph no later than 70 days after the end of such year.

     (c) Unaudited Financial Statements of the Company. The Company shall
         ---------------------------------------------
deliver to the Providers, within ten Business Days after the filing of a Form 10-Q by the Company with the Commission, unaudited income statements for such quarter and the current fiscal year to date and unaudited balance sheets as of the end of such quarter, along with statements of profits and losses and cash flows for such quarter and the current fiscal year to date, prepared in accordance with GAAP (except for the omission of financial statement footnotes and subject to recurring year-end adjustments), certified by the Chief Financial Officer, Treasurer, or Controller of the Company. The parties hereto agree that the delivery of the Company's Form 10-Q will satisfy such information requirements, as long as the information required under this paragraph is contained in such Form 10-Q.

     (d) Unaudited Financial Statements of MBIA Corp. The Company shall cause
         -------------------------------------------
MBIA Corp. to deliver to the Providers, within ten Business Days after the filing of any statutory financial statements, unaudited income statements for such quarter and the current fiscal year to date and unaudited balance sheets as of the end of such quarter, along with statements of profits and losses and cash flows for such quarter and the current fiscal year to date, prepared in accordance with applicable statutory accounting principles consistently applied (except as noted in the audit comments thereto), certified by the Chief Financial Officer, Treasurer, or Controller of MBIA Corp. The parties hereto agree that the delivery of MBIA Corp.'s statutory financial statements will satisfy such information requirements, as long as the information required under this paragraph is contained therein.

     (e) Other Informational Filings. The Company shall deliver to the
         ---------------------------
Providers, within ten Business Days after the filing of any Form 8-K (or any successor form) of the Company with the Commission, copies of such Form 8-K or successor form.

     (f)  Certification; Officer's Certificates. The quarterly and annual
          -------------------------------------
reports described in Sections 7(a)(1) through 7(a)(4) shall be certified by the Chief Financial Officer, Treasurer, or Controller of the Company or MBIA Corp., as the case may be.

     8.   Conditions to the Company's Obligations. The obligations of the
          ---------------------------------------
Company hereunder shall be subject to, at and as of the Effective Date, the satisfaction of the following conditions:

     (a) The Company shall have received an executed counterpart of this Agreement from each of the Providers.

     (b) The Company shall have received from Sidley Austin Brown & Wood LLP or in-house counsel of any Provider an opinion (or, if any Provider is a non-U.S. entity, an opinion of its in-house counsel or local counsel) dated the Effective Date and addressed to the Company, S&P & Moody's, substantially to the effect that this Agreement (i) constitutes the legal, valid and binding obligation of the Providers, and (ii) is enforceable against the Providers in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application). In rendering its opinion, Sidley Austin Brown & Wood LLP (or such other counsel) may rely upon the opinions of in-house counsel to the Provider as to the due authorization, execution and delivery by such Provider of this Agreement.

     9.   Conditions to the Providers' Commitments. (a) The several commitments
          ----------------------------------------
of the Providers hereunder shall be subject to the satisfaction of the following conditions (with the following conditions (1)-(4) and (6) to be satisfied at and as of the Effective Date and condition (5) to be satisfied as promptly thereafter as possible):

          (1) The Company shall have accepted the subscription contained herein and the Providers shall have received an executed counterpart of this Agreement.

          (2) The Providers shall have received from the general counsel for the Company, an opinion, dated the Effective Date, substantially in the form of Exhibit (9)(a)(2) hereto.

          (3) The Providers shall have received a certificate in the form of
          Exhibit 12(a)(3), dated the Effective Date, and certified by the Chief Financial Officer, Treasurer or Controller of the Company to the effect that:

               (i) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before the Effective Date; and

               (ii) The representations and warranties of the Company contained in Section 5 herein are true, complete, and correct at and as of the Effective Date.

          (4) The Company shall have made all material filings required under applicable state and/or federal securities laws in connection with the transactions contemplated by this Agreement. The Company shall have received all other authorizations, consents, approvals, licenses, filings and registrations required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

          (5) The Providers shall have received a certificate (or equivalent customary documentation, with respect to non-U.S. entities) of the appropriate public official in the jurisdiction of organization of the Company and the Reference Portfolio Insurers as to the due organization and good standing of the Company and the Reference Portfolio Insurers together with a certified copy (or equivalent customary documentation, with respect to non-U.S. entities) of the organizational documents of the Company and the Reference Portfolio Insurers and shall have received certificates of appropriate public officials of each other jurisdiction in which the Company and each Reference Portfolio Insurer is required to qualify to do business as a foreign organization as to the due qualification and good standing of the Company and each Reference Portfolio Insurer.

          (6) The Providers shall have received a copy, certified by the Secretary of the Company, of the actions of the Board of Directors of the Company authorizing, ratifying, and approving the Preferred Shares Subscription Agreement in the form as executed on December 27, 2001, including the issuance of the Commitments and the underlying Preferred Shares.

     (b) The several commitments of the Providers, at and as of each Issuance Date, shall be subject to the following conditions:

          (1) The Providers shall have received from the general counsel for the Company, an opinion, dated as of each Issuance Date, substantially in the form of Exhibit 9(b)(1) hereto.

          (2) The Providers shall have received the Notice of Issuance from the Company.

          (3) The Providers shall have received a certificate, dated such Issuance Date, certified by the Chief Financial Officer, Treasurer or Controller of the Company to the effect that:

               (i) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this
          Section 9(b) on such Issuance Date; and

               (ii) The representations and warranties of the Company required to be made on such Issuance Date are true and correct at and as of such Issuance Date.

          (4) At and as of such Issuance Date, there shall not have occurred and been continuing an Event of Default under the Note Subscription Agreement or any Notes.

          (5) The Company shall have made all material filings required under applicable state and/or federal securities laws in connection with the issuance of the Preferred Shares on such Issuance Date.

          (6) No action, suit or other third-party proceeding by or before any governmental authority shall have resulted in the issuance of an order or other similar action enjoining the issuance of the Preferred Shares.

          (7) The Providers shall have received certificates representing their Preferred Shares.

     10.  Notices. Any notice or other communication required or permitted under
          -------
this Agreement shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally or by facsimile transmission, receipt confirmed, (b) twenty-four (24) hours after sending it by a nationally recognized overnight delivery service, or (c) five (5) Business Days after mailing, if sent by certified, registered or express mail, postage prepaid, if properly addressed or directed to such party at the appropriate address or facsimile number set forth below or at such other address or facsimile number as such party may designate from time to time by notice duly given in accordance with the terms of this Section 10:

          If to the Company:

          MBIA, Inc.
          113 King Street
          Armonk, New York 10504
          Attn:  Chief Financial Officer
          Telephone No.:  914-765-3490
          Fax No.:  914-765-3080

          with a copy to:

          MBIA, Inc.
          113 King Street
          Armonk, New York 10504
          Attn:  General Counsel
          Telephone No.:  914-765-3945
          Fax No.:  914-765-3919

          If to Swiss Re Capital Markets Corporation:

          55 East 52/nd/ Street
          New York, NY 10055
          Attention: Treasurer
          Telephone No.:  (212) 317-5400
          Fax No.:  (212) 317-5450
          with a copy to:

          Swiss Re Capital Markets Corporation
          55 East 52/nd/ Street
          New York, NY 10055
          Attention: General Counsel
          Telephone No.:  (212) 317-5400
          Fax No.:  (212) 317-5450

          If to Swiss Re Financial Products Corporation:

          55 East 52/nd/ Street
          New York, NY 10055
          Attention: Treasurer
          Telephone No.:  (212) 317-5400
          Fax No.:  (212) 317-5450

          with a copy to:

          Swiss Re Financial Products Corporation
          55 East 52/nd/ Street
          New York, NY 10055
          Attention: General Counsel
          Telephone No.:  (212) 317-5400
          Fax No.:  (212) 317-5450

          If to XXXXX:

          XXXXXXXXXXXX
          XXXXXXXXXXXX
          XXXXXXXXXXXX
          XXXXXXXXXXXX
          XXXXXXXXXXXX
          XXXXXXXXXXXX

     11.  Dispute Resolution. Any disputes arising under or in connection with
          ------------------
this Agreement shall be resolved by a court of law having the appropriate jurisdiction over the parties and subject matter, subject to Section 14(b) of this Agreement.

     12.  Transfers of Obligations or Preferred Shares. No Provider shall sell,
          --------------------------------------------
assign or otherwise transfer its rights or obligations under this Agreement (including, without limitation, the Commitments) (i) except pursuant to an exemption from the registration requirements of the 1933 Act, and (ii) to an investor having a rating at the time of such sale, assignment or transfer less than AAA/Aaa by S&P and Moody's, respectively, and which has not been previously approved in writing by the Company. The Company acknowledges and agrees that the Providers may transfer interests in issued and outstanding Preferred Shares without the prior consent of the Company in whole or in part only to one or more affiliates of the Providers (it being further understood that the Providers may not transfer the Commitments to any of their affiliates). The

Company agrees to provide reasonable assistance to any Provider or SRCMC in connection with the documentation of any permitted transfer of the Preferred Shares or Commitments.

     13.  Indemnification for Broker's Fees. The Company agrees to indemnify,
          ---------------------------------
defend and hold harmless SRCMC from any and all claims, costs and expenses (including reasonable attorney's fees and disbursements) in respect of the assertions of any broker, finder, agent or other person seeking compensation for the subscription for the Commitments or the underlying Preferred Shares or for other services rendered in connection with such transactions.

     14.  Miscellaneous.
          -------------

     (a) The representations, warranties and agreements of the Providers and of the Company set forth herein are continuing in nature and shall survive the acceptance of the subscription contained herein and the issuances with respect to the Preferred Shares.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the federal and state courts located in New York County with respect to any dispute arising under this Agreement, the agreements and instruments entered into in connection herewith or the transactions contemplated hereby or thereby. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE COMMITMENTS.

     (c) The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

     (d) This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein. This Agreement may be amended only by a writing executed by the party against whom such amendment is sought to be enforced.

     (e) This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

     (f) Except (i) as may be required by law (including the requirements for any filings made by the Company under the 1933 Act or 1934 Act, or pursuant to the order or ruling of any regulatory authority having jurisdiction over the Company or the Insurers), or (ii) as may be required by any rating agency in respect of its rating of the Company or any Insurer, the Company, SRFPC and SRCMC hereby agree not to disclose that XXXXX is a party to this Agreement or any of the agreements executed in connection herewith (including the disclosure of XXXXX's name or the name, if any, of its affiliates) or the nature or amount of its Commitments hereunder, except that XXXXX may be referred to in press releases as "a leading reinsurance company" and its ratings may be disclosed. In the event the disclosure of XXXXX's identity pursuant to clauses (i) or (ii) of the foregoing sentence is required, the Company, SRFPC and SRCMC agree to give advance notice to XXXXX of such disclosure.

     (g) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives, and any reference to a specific party in this Agreement shall include such party's permitted successors or assigns.

     If the foregoing is in accordance of our agreement, please sign and return a duplicate hereof, whereupon this Preferred Shares Subscription Agreement and your acceptance will represent a binding agreement between SRCMC, the Providers and the Company.

                                          SWISS RE FINANCIAL
                                          PRODUCTS CORPORATION,
                                          a Delaware corporation


                                          By: __________________________________
                                              Name:
                                              Title:



                                          SWISS RE CAPITAL MARKETS
                                          CORPORATION, a Delaware corporation


                                          By: __________________________________
                                              Name:
                                              Title:



                                          XXXXX,
                                          a Delaware corporation


                                          By: __________________________________
                                              Name:
                                              Title:



ACCEPTED this 27/th/ day of December, 2001

By  MBIA, INC., a Connecticut corporation



By: __________________________________
    Name:
    Title:

                                                                      Schedule A

                                   Commitments

                                                      Amount         Percentage
                                                      ------         ----------
Swiss Re Financial Products Corporation           50,000 shares        66 2/3%
XXXXX                                             25,000 shares        33 1/3%

                                    EXHIBIT 1

                            Certificate of Amendment

                                      1A-1

                                  EXHIBIT 3(b)

                          [FORM OF NOTICE OF ISSUANCE]

                               NOTICE OF ISSUANCE

[Provider]
[Address]
Attention:

         Dear Sir/Madam:

         Reference is hereby made to the Preferred Shares Subscription Agreement (the "Subscription Agreement") dated December 27, 2001 by and among MBIA, Inc., a Connecticut corporation (the "Company"), SRCMC and the Providers named therein. This Notice represents the Company's request that you purchase shares of the Company's Series A Preferred Stock, par value $1.00 per share (the "Preferred Shares"), having a liquidation preference of $2,000 per share (the "Liquidation Preference"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Subscription Agreement.

         The aggregate principal amount of the Notes subject to this Notice of Issuance is: $_________

         The date of issuance with respect to such Preferred Shares will be:
____________, 20___

         The number of Preferred Shares to be acquired by [Provider] in connection with such issuance has been computed pursuant to the terms of the Notes based on the figures set forth below:

    Aggregate principal
     amount of Notes:       Liquidation Preference:  Number of Preferred Shares:

    $________________ /       $2,000            =         ________________


              Cash payment for fractional shares: $______________.

                                      3B-1

     [In the event that you elect to pay cash for the Preferred Shares in lieu of tendering the Notes as payment thereof, the purchase price for the Preferred Shares shall be remitted in immediately available funds to the account of the Company pursuant to the following wire transfer instructions:]



                                              MBIA, INC.



                                              By:  _____________________________
                                                   Name:________________________
                                                   Title:_______________________

Dated: ____________, 20__

                                     9A2-2

                                    EXHIBIT 4

                         [FORM OF OFFICER'S CERTIFICATE]

                              OFFICER'S CERTIFICATE

     The undersigned officer of MBIA, Inc., a Connecticut corporation (the "Company"), does hereby deliver this certificate on behalf of the Company pursuant to Section 9(b)(3) of the Preferred Shares Subscription Agreement dated December 27, 2001 (the "Agreement") between the Company, Swiss Re Financial Products Corporation, Swiss Re Capital Markets Corporation and XXXXX, and hereby certifies that:

     (A) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under Section 9(b) of the Agreement on the date hereof; and

     (B) The representations and warranties of the Company required to be made on the date hereof are true and correct at and as of the date hereof.

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.



Dated: _____________, 20_____       MBIA, Inc.


                                    _____________________________________
                                    Name:
                                    Title: [Chief Financial Officer] [Treasurer]
                                    [Controller]

                                      3B-1

                                 EXHIBIT 9(a)(2)

                               OPINION OF COUNSEL
                                 EFFECTIVE DATE

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as currently being conducted and to enter into and perform its obligations under the Certificate of Amendment.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (iv) Each Insurer has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and conduct its business as currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Insurer have been duly authorized and are validly issued, fully paid and non-assessable and, except for qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Insurer was issued in violation of preemptive or other similar rights of any securityholder of such Insurer.

         (v) Each Insurer has all requisite licenses, permits and authority that are necessary for the conduct of its insurance business, except where the failure to obtain such licenses, permits or authorities would not have a Material Adverse Effect (collectively, "Licenses"), such Licenses are in full force and effect, and no proceeding is pending or, to the best of my knowledge, threatened to suspend, revoke or limit any such License.

         (vi) There are (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of any Insurer and (ii) no obligations or securities convertible into or exchangeable for shares of any stock of any Insurer or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities.

         (vii) The Preferred Shares Subscription Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery

                                      9A3-1
thereof by the other parties thereto) constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (viii) The Preferred Shares, when issued and delivered by the Company pursuant to the Preferred Shares Subscription Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable; and no holder of the Preferred Shares is or will be subject to personal liability by reason of being such a holder. There are (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire Preferred Shares, (ii) no obligations or securities convertible into or exchangeable for Preferred Shares or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities and (iii) no understandings or agreements with respect to the purchase or voting of any of Preferred Shares.

         (ix) The issuance of the Preferred Shares is not subject to preemptive or other similar rights of any securityholder of the Company.

         (x) Upon the subscription for the Commitments and subsequent issuance and delivery of the underlying Preferred Shares as provided in the Preferred Shares Subscription Agreement, it is not necessary in connection with the subscription for the Commitments or the issuance of the underlying Preferred Shares to register such Commitments or Preferred Shares under the 1933 Act. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid issuance, sale and delivery of the Preferred Shares, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, and any other requirements applicable to purchasers of Preferred Shares.

         (xi) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Insurer is a party, or to which the property of the Company or any Insurer is subject, before or brought by any court or governmental agency or body, domestic or foreign, which may reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof, taken as a whole, or the consummation of the transactions contemplated in the Preferred Shares Subscription Agreement or the performance by the Company of its obligations thereunder.

         (xii) Neither the Company nor any Insurer is, or with the giving of notice or passage of time or both, would be, in breach or violation of any of the terms or provisions of or in default under (i) any statute, rule or regulation applicable to the Company or any Insurer, (ii) any indenture, contract, lease, mortgage, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Insurer is a party or by which it may be bound, (iii) its certificate of incorporation, by-laws or other organizational documents, and (iv) any

                                     9A2-2
order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Insurer except, with respect to breaches, violations or defaults contemplated by clauses (i), (ii), (iii) or (iv), for such breaches, violations or defaults that could not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The opinions stated in clauses (i), (ii) and (iv) are stated to the best of my knowledge. The performance of the Preferred Shares Subscription Agreement by the Company and the consummation of the transactions therein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under or accelerate obligations under (w) any material statute, rule or regulation applicable to the Company or any Insurer, (x) any indenture, contract, mortgage, lease, deed of trust, note or other agreement or instrument for over $25,000,000 to which the Company or any Insurer is a party or by which it is bound, (y) the Company's or any Insurer's certificate of incorporation or by-laws or (z) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any Insurer or any of their properties.

         (xiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act. 1.

                                     9A2-3

                                 EXHIBIT 9(a)(3)

                         [FORM OF OFFICER'S CERTIFICATE]

                              OFFICER'S CERTIFICATE

         The undersigned officer of MBIA, Inc., a Connecticut corporation (the "Company"), does hereby deliver this certificate on behalf of the Company pursuant to Section 9(a)(3) of the Preferred Shares Subscription Agreement dated December 27, 2001 (the "Agreement") between the Company, Swiss Re Financial Products Corporation, Swiss Re Capital Markets Corporation and XXXXX, and hereby certifies that:

         (A) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before the date hereof; and

         (B)      The representations and warranties of the Company contained in
                  Section 5 of the Agreement are true, complete, and correct at and as of the date hereof.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


Dated: December 27, 2001            MBIA, Inc.


                                    ------------------------------
                                    Name:
                                    Title: [Chief Financial Officer] [Treasurer]
                                    [Controller]

                                     9A3-1

                                 EXHIBIT 9(b)(1)

                               OPINION OF COUNSEL
                                  ISSUANCE DATE

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to perform its obligations under the Certificate of Amendment.

         (iii) The Preferred Shares have been validly issued and delivered by the Company pursuant to the Preferred Shares Subscription Agreement, are fully paid and non-assessable, and no holder of the Preferred Shares is or will be subject to personal liability by reason of being such a holder. There are (i) no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire Preferred Shares, (ii) no obligations or securities convertible into or exchangeable for Preferred Shares or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities and (iii) no understandings or agreements with respect to the purchase or voting of any of Preferred Shares.

         (iv) The issuance of the Preferred Shares is not subject to preemptive or other similar rights of any securityholder of the Company.

         (v) It is not necessary in connection with the issuance of the Preferred Shares to register such Preferred Shares under the 1933 Act. No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the valid issuance, sale and delivery of the Preferred Shares, except such as may be required under the Blue Sky laws or other securities or insurance securities laws of the various states, and any other requirements applicable to purchasers of Preferred Shares.

         (vi) No Event of Default under the Note Subscription Agreement or under any Notes has occurred and is continuing.

                                      9B-1